QUANT FUNDS

                      [LOGO OF QUANT FUNDS] ANNUAL REPORT

                                 MARCH 31, 2000


U.S. EQUITY FUNDS

     Quant Growth and Income Fund

     Quant Mid Cap Fund

     Quant Small Cap Fund


INTERNATIONAL EQUITY FUNDS

     Quant Emerging Markets Fund

     Quant Foreign Value Fund

     Quant International Equity Fund

QUANT FUNDS
--------------------------------------------------------------------------------

[LOGO OF QUANT FUNDS]

May 30, 2000

Dear Fellow Shareholder:

     I am pleased to provide you with the Annual Report of the Quant Funds for the twelve-month period ending March 31, 2000. This letter will give you an overview of the funds as well as an update on some technological enhancements we have made in providing you with more information and better service.

     There were two global themes that contributed to outperformance over the course of the fiscal year ended March 31, 2000: sector allocation and stock selection. Regardless of whether a fund was domestic or international, if a majority of the portfolio was comprised of holdings within the technology and telecommunications sectors as well as having more growth than value holdings, fund strategies could be directly correlated with higher fund performance over the fiscal year. These two sectors drove performance returns in many of our mutual funds. In addition, some holdings within these sectors individually returned over 100% in several domestic fund benchmarks, which comprised the majority of the total return within those benchmarks. Last year, we mentioned that we planned to introduce a few select Internet holdings into our portfolios, but only those that we felt showed promise of posting positive earnings. A majority of the companies that we added to our domestic portfolios were semiconductor companies with a focus on wireless and Internet applications. As the year progressed, investors made a deliberate shift in their focus from pure Internet stocks to Internet enablers, or companies that enable e-commerce. These Internet enabling companies contributed to the significant returns that dominated many portfolio and benchmark returns.

     As technology was the dominating sector, the divergence between growth and value stocks was enormous over the course of the fiscal year. Growth stocks significantly outperformed value stocks. The extreme divergence that occurred between these types of stocks had a direct impact on both growth and value-oriented mutual funds, the latter suffering in performance returns. In the fall of 1999, for the developed countries, the underperformance of value stocks versus growth stocks was the largest in twenty-five years. For domestic products, the performance of some of these specific growth stocks led to a reversal in the market where some small cap stocks significantly outperformed their large cap brethren.

     The small cap stock rally, after lagging for several months was again due to outperformance in the technology sector. Additionally, the health care sector had some high returns. The health care surge was predominantly led by biotechnology companies and specialty pharmaceutical companies.

     In the emerging markets, a continuing rebound was the story for the fiscal year period. A major underestimation of the resilience of emerging markets, combined with a growing concern over domestic inflation has accounted for much of the resurgence. The portfolio manager of the Quant Emerging Markets Fund indicated that most investment professionals thought that the damage inflicted on the emerging markets would take years to repair, but the restructuring has been remarkable. Currencies have stabilized, interest rates and debt levels have dropped significantly, current account balances have surged, and earnings reports continue to improve. Additionally, once you factor in the growing concern over inflation and recent deteriorating trade balances in the U. S. markets, the result is that many investors have begun to shift their sights overseas.

     In terms of providing you access to Quant Funds information, we are pleased to let you know that we have also made some substantial technological enhancements to our web site, www.quantfunds.com. The following is a list of some of these enhancements:

55 Old Bedford Road, Lincoln, MA 01773 . voice 800-331-1244 . fax 781-259-1166
 . www.quantfunds.com . Distributed by U.S. Boston Capital Corp.

                       Report of Independent Accountants

To the Shareholders and Trustees of the Quantitative Group of Funds

  In our opinion, the accompanying statements of assets and liabilities, in-cluding the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios con-stituting the Quantitative Group of Funds (hereafter referred to as the "Funds") at March 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and per-form the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presenta-tion. We believe that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Kansas City, MO
May 8, 2000
-------------------------------------------------------------------------------

[LOGO OF QUANT FUNDS]

     . Price, Fund and Benchmark Performance: By approximately 6:30 pm on each business day, our web site has this information updated for your review.

     . Quarterly Fund Information: All fund statistics (including performance, top ten holdings, sector/country allocation, manager commentary, etc.) are updated within 3 business days following the end of each quarter (3/31, 6/30, 9/30, 12/31).

     . Press Releases: All releases are posted to the press release portion of the site the day that the press release is issued. Additionally, the two most recent press releases can be viewed directly from the Quant Funds home page.

     . Shareholder Lookup and Subsequent Investment: As a Quant Funds shareholder, you are now able to look up your current and historical account balances at any time. Additionally, you can make new purchases into your existing Quant Funds accounts.

     . New Investments Online: Potential investors can purchase into any of the Quant Funds directly from our web site using ACH (Automated Clearing House) transaction capability.

     These are just a few of the enhancements that we have made to the web site, and we have more in store during the upcoming months. We are always looking for better ways to service you and provide you with timely information. Feel free to email us at feedback@quantfunds.com if you have any suggestions for our web site.

     We look forward with great anticipation to the opportunities and challenges of the coming year. We are available at any time to answer your questions or to provide assistance. We know you have many investment choices, and we want to thank you for your continued confidence and support.

                                        Sincerely,

                                        /s/ Willard L. Umphrey

                                        Willard L. Umphrey
                                        President

QUANT MID CAP FUND
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INVESTMENT PROFILE All Data as of March 31, 2000

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INVESTMENT COMMENTARY
--------------------------------------------------------------------------------

The Quant Mid Cap Fund had a one-year return of 71.41%, and outperformed its benchmark, the S&P 400 Index which only returned 38.09% for the fiscal year ended March 31, 2000.

Similar to the small cap fund arena, companies that enable e-commerce, contributed greatly to the fund's performance for the period ended March 31, 2000. In the past, the fund's combination of quantitative and fundamental analyses indicated that the technology sector would have some potential upswing. Citrix Systems, a software company, was up over 400% for the one-year period ended March 31, 2000. The fund has held the Citrix Systems stock in its portfolio for over three years. Analog Devices, a semiconductor company, was also up over 400% and has been in the fund's portfolio for over a year. During the fiscal year, mid cap stocks with the highest price/earnings ratios outperformed and experienced the most overall growth primarily within the technology sector.

The performance of mid cap growth stocks, in particular, improved dramatically during 1999 and outperformed most of the larger growth stocks. We felt that optimistic investors appeared to be seeking newer growth companies in rapidly changing industries. We believe the resiliency is in part due to the forecasted acceleration in earnings growth as companies benefit from improving global economies.

Looking ahead, the fund's manager currently expects to retain the portfolio's construction with the fund slowly reducing its overall exposure in the technology sector in an effort to help keep the portfolio risk-controlled. We believe that mid cap stocks continue to be an excellent investment for the upcoming months.

All sector/security returns for the specific period referenced above refer to the specific period's weighted returns in the individual securities comprising the S&P 400 Index.

----------------------------------------------------------------------------------------------------------------------
PERFORMANCE UPDATE (at POP)                     1Q00     Calendar YTD     One Year     Five Year      Since Inception
----------------------------------------------------------------------------------------------------------------------
Quant Mid Cap Fund                             28.47%       28.47%         71.41%        31.20%       31.30% (3/21/95)

S&P 400 Index                                  12.69%       12.69%         38.09%        24.06%       24.22%

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VALUE OF $10,000 INVESTED IN QUANT MID CAP (QMC) ORDINARY SHARES VS. S&P 400
--------------------------------------------------------------------------------

                                    [GRAPH]

                               QMC         S&P 400

                             10,000        10,000
                             12,565        12,262
                             16,142        14,616
                             20,761        19,330
                             23,428        23,025
                             30,683        25,416
                             39,393        29,768

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FUND INFORMATION
--------------------------------------------------------------------------------

Ticker Symbol                    QNIIX (Ordinary)
                                 QNIAX (Institutional)
Number of Companies              45
Median Market Cap                $5.64 billion
Price to Book                    6.0
Price to Earnings                28.8
Assets Under Management          $21 million

The S&P 400 Index is an unmanaged index comprised of stocks outside the large capitalization bias of the S&P 500, which are chosen by Standard & Poors for their size and industry characteristics. It is widely recognized as representative of the general market for stocks with medium capitalizations. Investment returns assume the reinvestment of dividends paid on stocks comprising the Index.

Past performance is no guarantee of future results. This information may be used only when preceded or accompanied by a prospectus. Returns at Public Offering Price ("POP") reflect the average annual returns of Ordinary Shares of the fund, and reflect the waiver of the 0.25% 12b-1 fee from 5/12/98 through the end of the period. Absent the waiver, performance would have been lower. Institutional shares of the fund are available to clients of some financial advisors without a 12b-1 fee. The one year and since inception (4/17/95) returns for Institutional Shares are 72.81% and 31.41%. Share prices will vary, and shares may be worth more or less than their original cost at the time of sale. The investment return and principal value of an investment will fluctuate. The fund's portfolio is subject to change. Distributed by U.S. Boston Capital Corporation.

QUANT MID CAP FUND
--------------------------------------------------------------------------------

INVESTMENT PROFILE All Data as of March 31, 2000

[PHOTO]

Robert von Pentz

The Quant Mid Cap Fund seeks investment opportunities among companies with medium market capitalizations. The fund looks for stocks of companies that have superior growth rates, but with share prices that do not fully reflect their potential. Companies in this strong middle range of market capitalization often have more solid industry positions and experienced management than smaller companies. At the same time, they frequently are in the earlier stages of their business cycle and have the potential to produce higher sales and earnings growth rates than larger, more established companies.

Investment Process The fund employs a disciplined, quantitative approach to investing. Each and every stock in the universe of eligible investments is examined through a variety of prisms created by a computer model. Rankings are assigned to the stocks based on their attractiveness. Generally, companies with records of strong earnings growth, whose earnings estimates are being revised upwards by securities analysts, and which are valued cheaply on a relative basis, are good candidates for inclusion in the fund's portfolio. Risk controls are also employed to help limit the fund from concentrating its investments in any particular industry sector.

Buy and Sell Discipline The purchase and sale of securities in the fund's portfolio primarily is driven by computer rankings. Among comparably ranked companies, a further examination may be conducted to determine if there are additional quantitative factors that may bear upon future performance. A strict, passionless sell discipline is employed if a company's rankings deteriorate.

Management The fund is managed by Robert von Pentz, CFA, an owner and chief equity investment officer of Columbia Partners, LLC Investment Management located in Washington, D. C. Bob has spent most of his career designing and implementing quantitative strategies. He earned his BA in economics and an MBA from the University of New Mexico.

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TOP TEN HOLDINGS
--------------------------------------------------------------------------------

Company                                   % Total Net Assets
Analog Devices                                    3.9
Rational Software Corp.                           3.2
Applied Micro Circuits Corp.                      2.9
Terayon Communication Systems Inc.                2.9
Citrix Systems Inc.                               2.8
Transwitch Corp.                                  2.8
Inktomi Corp.                                     2.7
DII Group Inc.                                    2.6
BJ Services Co.                                   2.5
American Power Conversion                         2.5

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SECTOR ALLOCATION
--------------------------------------------------------------------------------

                                    [GRAPH]

Consumer Cyclicals 17%

Energy 9%

Financials 10%

Health Care 5%

Basic Materials 4%

Cash and Other Assets (Net) 9%

Utilities 7%

Technology 39%

QUANT GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT PROFILE All Data as of March 31, 2000


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INVESTMENT COMMENTARY
--------------------------------------------------------------------------------

After a great rally at the end of the year, the fund continued its positive performance, returning 49.94% for the fiscal year ended March 31, 2000. The fund's benchmark, the S&P 500 Index returned 17.94% for the fiscal year ended March 31, 2000.

At the beginning of July, non-growth oriented companies typically found in the consumer staples, basic materials and consumer cyclicals sectors had a strong run. To the benefit of the fund, this run was short-lived, and in the late summer the technology and telecommunications sectors started to come back. The fund increased its weight in telecommunications and kept its technology weight the same; however, when the overweight in technology became too high relative to the S&P 500 Index, the fund's management decided to pull back on the overweight in technology. Had the fund been more overweighted in technology, the fund's return would have been higher for the period, but in the interest of keeping the portfolio risk-controlled, the fund's management believed the risk was too great.

Looking ahead, we believe the fund is well positioned to take advantage of the opportunities in the energy sector with the demand for natural gas on the rise. As fund management is always monitoring risk, in the upcoming months, management currently intends to cut back on some of the holdings with higher weights in the technology sector that have had historically strong returns. Additionally, as a result of upcoming Federal Reserve policies, investors could experience increased market volatility in the upcoming months.

---------------------------------------------------------------------------------------------------------------------------
                                                    at NAV                                    at POP
PERFORMANCE UPDATE                            1Q00     Calendar YTD     One Year    Five Year   Ten Year    Since Inception
---------------------------------------------------------------------------------------------------------------------------
Quant Growth and Income Fund                  6.37%       6.37%          49.94%       30.06%     20.15%     18.88% (5/9/85)

S&P 500 Index                                 2.29%       2.29%          17.94%       26.76%     18.84%     18.09%

--------------------------------------------------------------------------------
VALUE OF $10,000 INVESTED IN QUANT GROWTH AND INCOME (QGI) ORDINARY SHARES VS. S&P 500
--------------------------------------------------------------------------------

                                    [GRAPH]

                              QGI          S&P 500

                             10,000         10,000
                             10,248          9,991
                             13,116         13,022
                             13,495         14,012
                             15,601         15,422
                             15,499         15,625
                             20,063         21,497
                             23,838         26,432
                             32,580         35,250
                             42,202         45,324
                             59,556         54,868
                             62,716         56,125

--------------------------------------------------------------------------------
FUND INFORMATION
--------------------------------------------------------------------------------

Ticker Symbol                     USBOX (Ordinary)
                                  QGIAX (Institutional)
Number of Companies               57
Price to Book                     7.2
Price to Earnings                 34.7
Assets Under Management           $99 million

The S&P 500 Index is an unmanaged index of stocks chosen by Standard & Poors for their size and industry characteristics. It is widely recognized as representative of the general market for stocks in the United States. Investment returns assume the reinvestment of dividends paid on stocks comprising the Index.

Past performance is no guarantee of future results. This information may be used only when preceded or accompanied by a prospectus. Returns at Public Offering Price ("POP") reflect the average annual returns of Ordinary Shares of the fund, which carry a 12b-1 fee of 50bp and include the effects of a 1% redemption fee. The value of $10,000 chart reflects the effects of the redemption fee. Institutional shares of the fund are available to clients of some financial advisors without a 12b-1 or redemption fee. The one year, five year and since inception (3/21/91) returns for Institutional Shares are 52.32%, 30.99% and 21.29%, respectively. Returns at the year to date and first quarter are calculated at Net Asset Value ("NAV") and do not take into account the redemption fee of 1%. Accordingly, returns at NAV would be lower if such fees were deducted. Share prices will vary, and shares may be worth more or less than their original cost at the time of sale. The investment return and principal value of an investment will fluctuate. The fund's portfolio is subject to change. Distributed by U.S. Boston Capital Corporation.

QUANT GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT PROFILE All Data as of March 31, 2000

[PHOTO]

Steve Esielonis

The Quant Growth and Income Fund, created in 1985, seeks long-term growth of capital and income by investing primarily in common stocks of larger companies having substantial equity capital that are currently paying dividends. The fund is designed to be a core common stock portfolio that can be utilized either alone or in conjunction with more narrowly differentiated strategies. The fund employs a conservative equity investment strategy that makes it well suited for longer term investors seeking a domestic stock fund.

Investment Process The fund's investment process begins with a top-down ranking of industries based on forecasts of their relative attractiveness. Strict limits are placed on the concentration of securities that may be purchased within any economic and industry sector to avoid undue risk. In addition, risk controls restrict the percentage of the fund's assets that can be invested in the stock of a particular company.

Buy and Sell Discipline Individual investments are selected from among a universe of over 1,000 companies. Stocks within the portfolio are chosen based on rankings produced by a multi-factor quantitative model. Revisions to a company's earnings estimates, which are published by financial analysts, are closely followed and trends are quantified daily to arrive at a forecast of the actual earnings of the company for the quarter. Each company's stock is then evaluated on the basis of historic earnings, dividends and asset values, which are compared to the current price of stock. Based on these and other factors, a company's stock is assigned a "matrix" ranking which determines whether it will be purchased for the fund or retained in its portfolio.

Management The fund is managed by a team of analysts and the portfolio manager, Steve Esielonis, at State Street Global Advisors located in Boston, Massachusetts.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS
--------------------------------------------------------------------------------

Company                                    % Total Net Assets
Cisco Systems Inc.                                 4.0
Sun Microsystems Inc. Co.                          3.7
Microsoft Corporation                              3.7
General Electric Co.                               3.4
Oracle Corporation                                 2.9
Intel Corporation                                  2.8
Applied Materials Inc.                             2.7
Morgan Stanley Dean Witter Co.                     2.6
Nokia Corporation                                  2.5
Sprint PCS Corporation                             2.5

--------------------------------------------------------------------------------
SECTOR ALLOCATION
--------------------------------------------------------------------------------

                                    [GRAPH]

Consumer Cyclicals 8%

Consumer Staples 3%

Energy 8%

Financials 14%

Health Care 12%

Transportation 2%

Technology 37%

Cash and Other Assets (Net) 1%

Communications 15%

QUANT INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

INVESTMENT PROFILE All Data as of March 31, 2000

--------------------------------------------------------------------------------
INVESTMENT COMMENTARY
--------------------------------------------------------------------------------

As in the United States and emerging markets, the dominant themes of technology and growth driving returns continued to propel the stock market performance in the developed markets over the course of the fiscal year ended March 31, 2000.

The continued divergence of growth stocks outperforming value stocks was the main contributor to the fund's underperformance versus its benchmark, the Morgan Stanley Europe, Australasia and Far East (EAFE) Index. Some of the telecommunications companies that were held by the fund (Ericsson, France Telecom, Nokia, Vodafone) did well over the fiscal year. Over the past few months, the fund's management has increased its weight in telecommunications to be more in line with the benchmark due to the prospects for continued growth in this sector.

Upon examining stock selection for the period ended March 31, 2000, we feel that international management practices have changed. Companies in Japan are facing global competition, and, as a result, are starting to focus more on profitability and return on equity, while starting to migrate away from the "employment for life" philosophy. In the banking industry, more consolidation is taking place among financial institutions as they seek to pool assets and ultimately cut costs. These corporate changes caused strong price fluctuation in the developed markets over the course of the fiscal year.

As indicated, the international drivers of performance - technology and growth over the fiscal year, were identical to those drivers of performance in the U.S. stock markets. Historically, the drivers for international and domestic returns have not been highly correlated. Looking ahead, we will continue to monitor our portfolio holdings in an effort to seek out favorable returns in a risk-controlled environment while also seeking to take advantage of the changing international economic environment.

---------------------------------------------------------------------------------------------------------------------------
                                                       at NAV                                  at POP
PERFORMANCE UPDATE                               1Q00    Calendar YTD   One Year    Five Year   Ten Year    Since Inception
---------------------------------------------------------------------------------------------------------------------------
Quant International Equity Fund                 -3.23%      -3.23%       11.80%        5.89%      3.40%     4.24% (7/31/87)

MSCI EAFE Index                                 -0.11%      -0.11%       25.09%       12.39%      9.38%     8.10%

--------------------------------------------------------------------------------
VALUE OF $10,000 INVESTED IN QUANT INTERNATIONAL EQUITY ("QIE") ORDINARY SHARES VS. EAFE
--------------------------------------------------------------------------------

                                    [GRAPH]

                              QIE            EAFE

                             10,000         10,000
                              7,773          8,546
                              8,560         10,710
                              7,323          9,417
                              9,703         12,496
                             10,581         13,470
                             10,940         14,904
                             11,521         15,820
                             11,351         16,338
                             12,635         19,607
                             14,439         24,912
                             13,881         24,884

--------------------------------------------------------------------------------
FUND INFORMATION
--------------------------------------------------------------------------------

Ticker Symbol                     USBFX (Ordinary)
                                  QIEAX (Institutional)
Number of Companies               123
Price to Book                     7.27
Price to Earnings                 26.9
Assets Under Management           $20 million

The Morgan Stanley Capital International Europe, Australasia, and Far East ("EAFE") Index is an unmanaged index comprised of stocks in countries other than the United States. It is widely recognized as representative of the general market for developed foreign markets.

Past performance is no guarantee of future results. This information may be used only when preceded or accompanied by a prospectus. Returns at Public Offering Price ("POP") reflect the average annual returns of Ordinary Shares of the fund, which carry a 12b-1 fee of 50bp and include the effects of a 1% redemption fee. The value of $10,000 chart reflects the effects of the redemption fee. Institutional shares of the fund are available to clients of some financial advisors without a 12b-1 or redemption fee. The one year, five year, and since inception (4/25/90) returns for Institutional Shares are 13.33%, 6.55% and 4.55%, respectively. Returns at the year to date and first quarter are calculated at Net Asset Value ("NAV") and do not take into account the redemption fee of 1%. Accordingly, returns at NAV would be lower if such fees were deducted. Share prices will vary, and shares may be worth more or less than their original cost at the time of sale. The investment return and principal value of an investment will fluctuate. The fund's portfolio is subject to change. Distributed by U.S. Boston Capital Corporation.

QUANT INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

INVESTMENT PROFILE All Data as of March 31, 2000

[PHOTO]

Brad Greenleaf

The Quant International Equity Fund*, provides investors with the opportunity to participate in growth potential of companies located in developed foreign countries. By investing in ten or more developed foreign countries, the fund attempts to take advantage of broad international economic trends. Importantly, while the fund's performance is affected by global and international trends, its returns have historically not been highly correlated to those of the United States stock markets.

Investment Process The fund generally owns stocks of over 100 non-U.S. companies located in the twenty-one countries comprising the Morgan Stanley Europe, Australasia and Far East (EAFE) Index. In addition, the fund may also invest a portion of its assets in emerging markets. This diversification within the fund, coupled with risk controls that limit the amount of assets that can be invested in certain countries, like Japan, help reduce the effect that the performance of any single foreign country may have on the fund's return.

Buy and Sell Discipline The investment process for the fund relies on sophisticated quantitative computer models. The fund utilizes specific models for each individual country. In some countries, however, the fund's models may emphasize growth or value characteristics, depending on which factors have been the predominate predictors of share appreciation in a particular market over time. Individual portfolio positions are examined regularly and country allocations may be adjusted to reflect current forecasts for the market or imbalances resulting from performance.

Management The fund is managed by Independence International Associates, Inc., a Boston, Massachusetts money manager that specializes in the management of international equity portfolios. The portfolio manager for the fund is Brad Greenleaf.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS
--------------------------------------------------------------------------------

Company                               % Total Net Assets
Vodafone Airtouch                             4.2
Deutsche Telekom                              3.1
Nokia Corporation                             2.8
Royal Dutch Petroleum                         2.7
Ericsson                                      2.6
Honda Motor                                   2.5
Toyota Motor                                  2.4
Zuerich Allied                                2.2
Total Fina Elf                                2.1
Canon                                         2.0

*Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility and less regulation.

--------------------------------------------------------------------------------
COUNTRY ALLOCATION
--------------------------------------------------------------------------------

                                    [GRAPH]

France 9%

Australia 2%

Germany 9%

Belguim 2%

Denmark 2%

Finland 3%

Hong Kong 2%

Italy 4%

Japan 28%

Ireland 1%

U.K. 18%

Switzerland 4%

Sweden 3%

Spain 3%

Singapore 2%

Portugal 2%

Netherlands 5%

Austria 1%

QUANT EMERGING MARKETS FUND
--------------------------------------------------------------------------------

INVESTMENT PROFILE All Data as of March 31, 2000

--------------------------------------------------------------------------------
INVESTMENT COMMENTARY
--------------------------------------------------------------------------------

The story for emerging markets for the fiscal year ended March 31, 2000 is a simple one: rebound and recovery. The fund's benchmark, the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index, was up over 50% for the fiscal year ended March 31, 2000.

The majority of this return is due to the overall resilience of emerging markets. More recently, the greatest impact in emerging markets has been very similar to the story here in the United States: the technology and telecommunications sectors. Returns overseas for the first part of the year show that telecommunications and technology stocks are significantly ahead of the indexes in all regions. As of the end of the quarter, the fund's benchmark returned 2.42% and technology stocks offset many shortfalls in other sectors comprising the index (financials, durable goods and materials returned -5%, -17% and -7% respectively). Many emerging market technology companies have recently made investments in smaller companies developing Internet and network equipment.

Additionally, one of the largest markets for Internet services is in China, where the fund has some exposure in the technology sector.

The technology sector was not the only area that impacted the fund's performance; country selection also played an important role. Countries where currency risks have subsided and interest rates have fallen experienced the highest returns (Turkey and Russia). Other Mid-Eastern region countries that had strong returns were Israel and the Czech Republic. Eighteen markets returned over 40%, and the recovery is still underway.

Emerging markets still seem quite attractive relative to developed markets where investor expectations reflect analysts' forecasts of earnings. Accordingly, we believe the coming year offers ample opportunities for the fund to excel.

------------------------------------------------------------------------------------------------------------------
                                                    at NAV                               at POP
PERFORMANCE UPDATE                            1Q00     Calendar YTD     One Year     Five Year    Since Inception
------------------------------------------------------------------------------------------------------------------
Quant Emerging Markets Fund                  -0.11%       -0.11%         41.31%        5.16%      -0.52% (10/3/94)

Morgan Stanley EMF Free Index                 2.42%        2.42%         51.59%        5.23%      -0.15%

--------------------------------------------------------------------------------
VALUE OF $10,000 INVESTED IN QUANT EMERGING MARKETS (QEM) ORDINARY SHARES VS. MSCI EMF FREE
--------------------------------------------------------------------------------

                                    [GRAPH]

                              QEM            EMF

                            10,000         10,000
                             8,213          8,558
                             7,469          7,496
                             8,211          8,267
                             8,036          8,210
                             8,015          8,095
                             8,644          8,595
                             9,046          8,946
                             8,746          8,516
                             8,715          8,563
                             9,531          9,283
                            10,151         10,067
                             9,541          9,159
                             7,912          7,551
                             7,843          8,098
                             5,880          6,179
                             5,673          4,911
                             6,200          5,788
                             6,876          6,541
                             8,506          8,137
                             8,245          7,718
                             9,827          9,682
                             9,718          9,916

--------------------------------------------------------------------------------
FUND INFORMATION
--------------------------------------------------------------------------------

Ticker Symbol                     QFFOX (Ordinary)
                                  QEMAX (Institutional)
Number of Companies               126
Assets Under Management           $16 million

The Morgan Stanley Capital International Emerging Markets Free ("EMF Free") Index is an unmanaged index comprised in stocks located in countries other than the United States. It is widely recognized as representative of the general market for emerging markets. Investment returns assume the reinvestment of dividends paid on stocks comprising the Index.

Past performance is no guarantee of future results. This information may be used only when preceded or accompanied by a prospectus. Returns at Public Offering Price ("POP") reflect-the average annual returns of Ordinary Shares of the fund, which carry a 12b-1 fee of 50bp and include the effects of a 1% redemption fee. The value of $10,000 chart reflects the effects of the redemption fee. Institutional shares of the fund are available to clients of some financial advisors without a 12b-1 or redemption fee. The one year and since inception (4/2/96) returns for Institutional Shares are 43.55% and 3.47%, respectively. Returns at the year to date and first quarter are calculated at Net Asset Value ("NAV") and do not take into account the redemption fee of 1%. Accordingly, returns at NAV would be lower if such fees were deducted. Share prices will vary, and shares may be worth more or less than their original cost at the time of sale. The investment return and principal value of an investment will fluctuate. The fund's portfolio is subject to change. Distributed by U.S. Boston Capital Corporation.

QUANT EMERGING MARKETS FUND
--------------------------------------------------------------------------------

INVESTMENT PROFILE All Data as of March 31, 2000

[PHOTO]

Dennis Fogarty

The Quant Emerging Markets Fund* is designed to afford investors the opportunity to participate in the overall growth potential of emerging market countries. Over twenty countries located in Europe, Latin America, Africa, the Middle East and Asia are classified as emerging markets. Many of these countries experienced substantial growth in per capita income and domestic production in the 1980s. Moreover, continuing improvements in infrastructure are likely to make these countries increasingly productive in years to come.

Investment Process To minimize investors' exposure to the annual performance volatility experienced by individual emerging markets, the fund invests at all times in eight or more countries. At least two, and generally three, broad geographic regions, such as Latin America, Asia and Europe, will be represented in the fund's portfolio. Within a geographic region, investments are allocated equally by the manager to selected emerging markets.

Buy and Sell Discipline Systematic rebalancing of portfolio positions among countries assures that diversification will be maintained at desired levels. The fund has historically employed quantitative investment models to select representative stocks within each country whose collective performance are most likely to mirror the overall performance of that country's stock market.

The fund supplemented this approach with an investment model designed to identify the most attractive stocks in each country on the basis of value and improving fundamentals.

Management The fund is managed by Independence International Associates, Inc., a Boston, Massachusetts money manager that specializes in the management of international equity portfolios. The portfolio manager for the fund is Dennis Fogarty.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS
--------------------------------------------------------------------------------

Company                                    % Total Net Assets
Telefonos De Mexico                               4.2
Samsung Electronic                                3.7
Telefonica De Argentina                           2.6
Bezeq Israel Telecommunication                    2.3
Reliance Industries Ltd.                          2.2
Groupo Televisa SA                                2.0
Turkiye is Bankasi                                1.7
Caemi Mineracao E Metalurgia                      1.7
National Bank of Greece                           1.6
Usiminas Usi Sd Mg                                1.6

*Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility and less regulation. The risks may be magnified for emerging markets.

--------------------------------------------------------------------------------
COUNTRY ALLOCATION
--------------------------------------------------------------------------------

                                    [GRAPH]

Argentina 6%

Brazil 9%

Chile 6%

Greece 7%

Hungary 2%

India 7%

Israel 5%

Republic of Korea 9%

Hong Kong 3%

Turkey 7%

Thailand 4%

Taiwan 7%

South Africa 7%

Poland 5%

Phillipines 2%

Mexico 9%

Cash and Other Assets (Net) 1%

China 1%

QUANT FOREIGN VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT PROFILE All Data as of March 31, 2000

--------------------------------------------------------------------------------
INVESTMENT COMMENTARY
--------------------------------------------------------------------------------

Value stocks continue to struggle as the market's growth surge continues into 2000. The fund's strategy continues to move from a small and medium size company concentration to a slightly larger company concentration in an effort to seek out companies with strong growth prospects and outstanding value.

Investments in technology-related companies helped the fund's return over the course of the fiscal year ended March 31, 2000. Draka Holdings was up for the one-year period ended March 31, 2000. Investments in Total Access Communication, the second largest cellular telephone company in Thailand, and Arisawa Manufacturing, who manufacture advanced woven materials for components of LCD screens in Japan, were also beneficial to the portfolio.

Although the fund generally invests in markets comprising the Morgan Stanley Europe, Australasia and Far East (EAFE) Index, it may also invest a portion of its assets in emerging markets.

Towards the end of 1999, the fund added two positions in the Republic of Korea, an emerging market, to increase the overall exposure to technology.

South Africa, also an emerging market, represented over 7% of the portfolio for the fiscal year ended March 31, 2000. Exposure in the United Kingdom, which comprised approximately 12% of the fund's portfolio, hurt performance for most of the fiscal year but picked up toward the end. Additionally, the main currency of Europe, the Euro, declined throughout the fiscal year, and the fund's portfolio was over 60% invested in European countries.

However, with constant rotations and market cycles, we are seeing indications that value is slowly trying to re-establish its place in the market. We continue to remain optimistic that the fund's portfolio is well positioned to take advantage of an environment where value stocks return to favor.

-------------------------------------------------------------------------------------------------------
                                                      at NAV                      at POP
PERFORMANCE UPDATE                             1Q00      Calendar YTD     One Year      Since Inception
-------------------------------------------------------------------------------------------------------
Quant Foreign Value Fund                      -4.54%       -4.54%          11.05%       -3.75% (5/15/98)

MSCI EAFE Index                               -0.11%       -0.11%          25.09%       16.87%

--------------------------------------------------------------------------------
VALUE OF $10,000 INVESTED IN QUANT FOREIGN VALUE (QFV) ORDINARY SHARES VS. EAFE
--------------------------------------------------------------------------------

                                    [GRAPH]

                              QFV           EAFE

                            10,000         10,000
                             8,610         10,192
                             7,880          8,743
                             8,665         10,548
                             8,384         10,696
                             9,417         10,975
                             9,078         11,457
                             9,851         13,403
                             9,310         13,388

--------------------------------------------------------------------------------
FUND INFORMATION
--------------------------------------------------------------------------------

Ticker Symbol                     QFVOX (Ordinary)
                                  N/A (Institutional)
Number of Companies               38
Price to Book                     1.81
Price to Earnings                 20.7
Assets Under Management           $15 million

The Morgan Stanley Capital International Europe, Australasia, and Far East ("EAFE") Index is an unmanaged index comprised of stocks in countries other than the United States. It is widely recognized as representative of the general market for developed foreign markets.

Past performance is no guarantee of future results This information may be used only when preceded or accompanied by a prospectus. Returns at Public Offering Price ("POP") reflect the average annual returns of Ordinary Shares of the fund, which carry a 12b-1 fee of 25bp and a 1% redemption fee. The value of $10,000 chart reflects the effects of the redemption fee. Institutional Shares of the fund are available to clients of some financial advisors without a 12b-1 or redemption fee. The one year and since inception (12/18/98) returns for Institutional Shares are 12.37% and 8.88%, respectively. Returns at the year to date and first quarter are calculated at Net Asset Value ("NAV") and do not take into account the redemption fee of 1%. Accordingly, returns at NAV would be lower if such fees were deducted. Share prices will vary, and shares may be worth more or less than their original cost at the time of sale. The investment return and principal value of an investment will fluctuate. The fund's portfolio is subject to change. Distributed by U.S. Boston Capital Corporation.

QUANT FOREIGN VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT PROFILE All Data as of March 31, 2000

[PHOTO]

Bernard R. Horn, Jr.

The Quant Foreign Value Fund* provides investors with the opportunity to participate in the growth potential of companies predominantly located in developed foreign countries. Importantly, the returns of the developed foreign markets historically have not been highly correlated to those of the United States' stock markets, as represented by broad-based stock indices.

Investment Process The fund will generally own stocks of 25-40 non-U.S. companies located in the twenty-one countries comprising the Morgan Stanley Europe, Australasia and Far East (EAFE) Index. In addition, the fund may also invest a portion of its assets in emerging markets. The diversification within the fund, coupled with the fact that the operation of the fund's investment model will generally lead the fund to be invested in 10 or more countries, helps reduce the likelihood that negative performance of a single country will significantly impact the fund's return.

Buy and Sell Discipline The investment process for the fund combines both quantitative and fundamental techniques. The fund's approach is primarily "bottom up", searching for individual stocks with strong, undervalued cash flows, regardless of location or industry. The fund uses proprietary computer models to rank countries and industries on the basis of value and to narrow a universe of 12,000 companies down to 300 to 500 deserving of further consideration. Recognizing the difficulty of getting complete information about companies in some foreign markets, the fund supplements the screening process by performing in-depth financial and fundamental analysis.

Management The fund is managed by Bernard R. Horn, Jr., President of Polaris Capital Management, Inc., a Boston, Massachusetts money manager that specializes in the management of international equity portfolios. Mr. Horn brings nearly 20 years of international investment experience to the fund.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS
--------------------------------------------------------------------------------

Company                                    % Total Net Assets
Draka Holding                                     5.3
V-Tech Holdings Ltd.                              3.9
Union Electrica Fenosa                            3.5
Kon Boskalis Westminster                          3.4
Kesko OYJ                                         3.3
Kone OYJ                                          3.2
Sanlam Limited                                    3.0
Banco Bilbao Vizcaya Argentaria                   3.0
A. Friedrich Flender                              2.9
Sappi Ltd.                                        2.9

*Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility and less regulation.

--------------------------------------------------------------------------------
COUNTRY ALLOCATION
--------------------------------------------------------------------------------

                                    [GRAPH]

Austria 2%

Germany 7%

Denmark 2%

Spain 6%

Finland 7%

Indonesia 1%

France 6%

United Kingdom 12%

Hong Kong 4%

Italy 4%

Canada 2%

Cash and Other Assets (Net) 12%

South Africa 8%

Thailand 3%

Netherlands 15%

Republic of Korea 4%

Japan 5%

                                  QUANT FUNDS
                               55 Old Bedford Road
                                Lincoln, MA 01773
                                 1-800-331-1244
                               www.quantfunds.com


                                     Manager


                           Quantitative Advisors, Inc.
                               55 Old Bedford Road
                                Lincoln, MA 01773


                                    Advisors

                  Independence International Associates, Inc.
                                 53 State Street
                                Boston, MA 02109

                        Polaris Capital Management, Inc.
                                125 Summer Street
                                Boston, MA 02110

                 Columbia Partners, LLC, Investment Management
                         1775 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20006

                          State Street Global Advisors
                              2 International Place
                                Boston, MA 02110


                                   Distributor

                         U.S. Boston Capital Corporation
                               55 Old Bedford Road
                                Lincoln, MA 01773


                                    Custodian

                        Investors Fiduciary Trust Company
                             801 Pennsylvania Avenue
                              Kansas City, MO 64105


                                 Transfer Agent

                       Quantitative Institutional Services
                               55 Old Bedford Road
                                Lincoln, MA 01773


                             Independent Accountants

                           PricewaterhouseCoopers LLP
                            1055 Broadway, 10th Floor
                              Kansas City, MO 64105

[LOGO OF QUANT FUNDS]

QUANT FUNDS

55 Old Bedford Road

       Lincoln, MA 01773

voice 800-331-1244

       fax 781-259-1166

www.quantfunds.com

Distributed by U.S. Boston Capital Corp.

                               International Equity                  Emerging Markets                 Foreign Value
                            Year ended         Year ended        Year ended     Year ended     Year ended      Year ended
                          March 31, 2000     March 31, 1999    March 31, 2000 March 31, 1999 March 31, 2000 March 31, 1999**
Increase (Decrease) in
Net Assets:
Operations:
 Net investment income
 (loss)                   $       (69,216)   $         40,721   $     1,994    $    97,849    $    52,861      $   10,203
 Net realized gain
 (loss) on investments,
 foreign denominated
 assets, liabilities,
 currency and written
 options                        2,925,169              51,083       480,186       (153,778)       206,133        (298,274)
 Unrealized appreciation
 (depreciation) of
 investments and foreign
 denominated assets,
 liabilities and
 currency                        (232,894)         (1,703,373)    3,923,901     (1,311,380)       720,112        (549,162)
                          ---------------    ----------------   -----------    -----------    -----------      ----------
 Net increase (decrease)
 in net assets resulting
 from operations                2,623,059          (1,611,569)    4,406,081     (1,367,309)       979,106        (837,233)

Distributions to
shareholders from:
 Net investment income
 Ordinary Shares                      --              (47,429)          --         (62,864)      (440,249)        (10,203)
 Institutional Shares                 --               (5,481)          --         (15,751)        (2,829)            --
 Distributions in excess
 of net investment
 income
 Ordinary Shares                 (524,319)             (9,143)      (20,725)           --         (34,588)         (9,526)
 Institutional Shares             (47,894)             (1,057)       (9,394)           --            (222)            --
 Net realized gains
 Ordinary Shares                 (763,209)                --            --             --             --
 Institutional Shares             (58,039)                --            --             --             --
 Distributions in excess
 of net realized gains
 Ordinary Shares                      --                  --            --             --             --              --
 Institutional Shares                 --                  --            --             --             --              --
 Return of capital
 Ordinary Shares                      --                  --            --         (26,927)           --              --
 Institutional Shares                 --                  --            --          (6,747)           --              --
                          ---------------    ----------------   -----------    -----------    -----------      ----------
                               (1,393,461)            (63,110)      (30,119)      (112,289)      (477,888)        (19,729)
                          ---------------    ----------------   -----------    -----------    -----------      ----------
Fund share transactions
(Note 10)                      (5,418,070)         (8,384,309)    1,297,698      1,126,259      6,418,141       8,736,341
                          ---------------    ----------------   -----------    -----------    -----------      ----------
Increase (decrease) in
net assets                     (4,188,472)        (10,058,988)    5,673,660       (353,339)     6,919,359       7,879,379
Net assets beginning of
year                           23,851,094          33,910,082     9,889,311     10,242,650      7,879,379             --
                          ---------------    ----------------   -----------    -----------    -----------      ----------
Net assets end of year*   $    19,662,622    $     23,851,094   $15,562,971    $ 9,889,311    $14,798,738      $7,879,379
                          ===============    ================   ===========    ===========    ===========      ==========
 * Includes
   undistributed net
   investment income
   (loss) of              $      (128,065)   $        (27,158)  $     2,634    $   (11,691)   $     1,193      $  (18,051)

**From the commencement of operations on May 15, 1998.

   The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

[LOGO OF QUANT]
PORTFOLIO OF INVESTMENTS March 31, 2000
QUANT SMALL CAP FUND
--------------------------------------------------------------------------------
COMMON STOCK--96.4%

                                         Shares     Value
APPAREL & TEXTILES--0.7%
 Madden (Steven) Ltd. (a)                 31,370 $   596,030
                                                 -----------
BANKS--1.0%
 Wilmington Trust Corporation             16,205     787,968
                                                 -----------
BROADCASTING--1.7%
 Entercom Communications (a)              24,800   1,264,800
 Regent Communications Inc. (a)            9,050     111,994
                                                 -----------
                                                   1,376,794
                                                 -----------
BUSINESS SERVICES--5.8%
 Anixter International Inc. (a)           35,695     994,998
 Henry (Jack) & Associates                45,730   1,686,294
 TMP Worldwide Inc. (a)                   26,060   2,026,165
                                                 -----------
                                                   4,707,457
                                                 -----------
CHEMICALS--1.8%
 Geon Company                             10,075     216,612
 Georgia Gulf Corporation                 10,075     261,950
 Grace (W.R.) & Company (a)               20,145     255,590
 Millennium Chemicals Inc.                34,840     696,800
                                                 -----------
                                                   1,430,952
                                                 -----------
COMPUTERS & BUSINESS EQUIPMENT--3.8%
 CacheFlow Inc. (a)                        8,390     994,215
 Comverse Technology Inc. (a)             10,925   2,064,825
                                                 -----------
                                                   3,059,040
                                                 -----------
DRUGS & HEALTHCARE--8.3%
 Apria Healthcare Group Inc. (a)          63,430     915,770
 Cell Therapeutics Inc. (a)               10,615     248,789
 Ilex Oncology Inc. (a)                   26,011   1,092,462
 Medicis Pharmaceutical Corporation (a)   23,645     945,800
 Mid Atlantic Medical Services Inc. (a)   93,410     864,043
 NPS Pharmaceuticals Inc. (a)             32,065     482,979
 Orthodontic Centers of America Inc. (a)  62,690   1,175,438
 Sybron International Corporation (a)     33,350     967,150
                                                 -----------
                                                   6,692,431
                                                 -----------
ELECRICAL EQUIPMENT--4.5%
 Amphenol Corporation (a)                 11,500   1,175,875
 Cable Design Technologies (a)            72,265   2,452,493
                                                 -----------
                                                   3,628,368
                                                 -----------
ELECTRONICS--11.3%
 Dallas Semiconductor Corporation         33,340   1,171,068
 Digital Microwave Corporation (a)        17,495     592,643
 Exar Corporation (a)                     35,077   2,510,198
 Gentex Corporation (a)                   27,155   1,006,432
 LSI Logic Corporation (a)                29,610   2,150,426
 Sensormatic Electronics Corporation (a)  74,740   1,676,979
                                                 -----------
                                                   9,107,746
                                                 -----------
FOOD & BEVERAGE--1.1%
 Suiza Foods Corporation (a)              21,295     857,124
                                                 -----------
GAS EXPLORATION--2.1%
 Chesapeake Energy Corporation (a)       117,316     381,277
 Glogal Marine Inc. (a)                   52,560   1,333,710
                                                 -----------
                                                   1,714,987
                                                 -----------
HOTELS & RESTAURANTS--1.2%
 CEC Entertainment Inc. (a)               36,195     981,789
                                                 -----------
INSURANCE--1.2%
 Annuity & Life Real Estate Holdings      37,810     983,060
                                                 -----------

                                      Shares    Value
INTERNET SERVICES--4.1%
 Etinuum Inc. (a)                     18,935 $   179,882
 LifeMinders.com Inc. (a)             23,255   1,578,433
 Modem Media.Poppe Tyson Inc. (a)     36,900   1,194,638
 WorldGate Communications Inc. (a)    12,870     386,904
                                             -----------
                                               3,339,857
                                             -----------
INVESTMENT COMPANIES--1.7%
 American Capital Strategies Ltd.     32,430     822,911
 Southwest Securities Group Inc.      13,535     587,927
                                             -----------
                                               1,410,838
                                             -----------
LODGING & RESTAURANTS--1.6%
 Outback Steakhouse Inc. (a)          41,007   1,314,787
                                             -----------
MINING--1.0%
 Inco Ltd. (a)                        39,855     729,845
                                             -----------
OFFICE FURNISHINGS & SUPPLY--2.4%
 Reynolds & Reynolds Company          72,415   1,955,205
                                             -----------
PETROLEUM SERVICES--1.8%
 Devon Energy Corporation             29,445   1,429,923
                                             -----------
PUBLISHING--1.8%
 Scholastic Corporation (a)           27,710   1,494,608
                                             -----------
REAL ESTATE--5.1%
 CarrAmerica Realty Corporation       27,355     577,874
 Entertainment Properties Trust       14,525     191,549
 Kilroy Realty Corporation            10,785     227,159
 Pinnacle Holdings Inc. (a)           43,015   2,322,810
 SL Green Realty Corporation          31,400     745,750
                                             -----------
                                               4,065,142
                                             -----------
RETAIL TRADE--2.4%
 Chico's Fashions Inc. (a)            95,795   1,624,025
 Genesco Inc. (a)                     21,345     280,153
                                             -----------
                                               1,904,178
                                             -----------
SOFTWARE--14.8%
 Engage Technologies Inc. (a)         23,270   1,775,792
 Freeshop.com Inc. (a)                68,875   1,343,062
 Informix Corporation (a)             72,970   1,235,929
 NVIDIA Corporation (a)               34,890   2,947,660
 Rational Software Corporation (a)    29,215   2,234,948
 Symantec Corporation (a)             16,320   1,226,040
 Vignette Corporation (a)              7,380   1,182,645
                                             -----------
                                              11,946,076
                                             -----------
TECHNOLOGY--3.7%
 FEI Company (a)                       3,880     115,430
 Microchip Technology Inc. (a)        23,402   1,538,682
 PerkinElmer Inc.                     20,637   1,372,360
                                             -----------
                                               3,026,472
                                             -----------
TELECOMMUNICATION SERVICES--11.5%
 Clearnet Communications Inc. (a)     50,905   2,096,650
 Microcell Telecommunications (a)     34,495   1,530,715
 Pac-West Telecommunications Inc. (a) 69,645   2,176,406
 Powerwave Technologies Inc. (a)      20,010   2,501,250
 Western Wireless Corporation         22,085   1,011,769
                                             -----------
                                               9,316,790
                                             -----------
TOTAL COMMON STOCK
 (Cost $49,683,569)                           77,857,467
                                             -----------

--------------------------------------------------------------------------------

                                                                 [LOGO OF QUANT]
PORTFOLIO OF INVESTMENTS March 31, 2000
QUANT SMALL CAP FUND--Continued
--------------------------------------------------------------------------------

SHORT TERM INVESTMENTS--4.1%

                                                    Par Value     Value
 State Street Bank & Trust Repurchase Agreement
  3.50%, 4/3/00, (Dated 3/31/00), Collateralized by
  $3,440,000 U.S. Treasury Bond 3.875%, 1/15/09,
  Market Value $3,426,443, Repurchase Proceeds
  $3,359,980 (Cost $3,359,000).                     $3,359,000 $ 3,359,000
                                                               -----------
TOTAL INVESTMENTS--100.5%
 (Cost $53,042,569) (b)                                         81,216,467

OTHER ASSETS & LIABILITIES (NET)--(0.5)%                          (426,772)
                                                               -----------
NET ASSETS--100%                                               $80,789,695
                                                               ===========

(a) Non-income producing security.
(b) At March 31, 2000, the unrealized appreciation of investments based on ag-gregate cost for federal tax purposes of $53,302,693 was as follows:

 Aggregate gross unrealized appreciation for all investments in
  which there is an excess of value over tax cost                $29,696,880
 Aggregate gross unrealized depreciation for all investments in
  which there is an excess of tax cost over value                 (1,783,106)
                                                                 -----------
 Net unrealized appreciation                                     $27,913,774
                                                                 ===========

   The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

[LOGO OF QUANT]
PORTFOLIO OF INVESTMENTS March 31, 2000
QUANT MID CAP FUND
--------------------------------------------------------------------------------

COMMON STOCK--91.5%
                                        Shares    Value

AIR TRAVEL--2.0%
 Delta Air Lines Inc.                    7,920 $   421,740
                                               -----------
ALUMINUM--1.6%
 Reynolds Metals Company                 4,925     329,359
                                               -----------
AUTOMOBILES--2.1%
 Harley-Davidson Inc.                    5,600     444,500
                                               -----------
BUSINESS SERVICES--3.7%
 Untied Parcel Services Inc.             7,960     501,480
 Young & Rubicam Inc.                    5,875     276,125
                                               -----------
                                                   777,605
                                               -----------
CHEMICALS--1.7%
 Martin Marietta Materials Inc.          7,375     350,313
                                               -----------
COMPUTERS &
 BUSINESS EQUIPMENT--8.9%
 Citrix Systems Inc. (a)                 8,835     585,319
 Lexmark International Group Inc. (a)    4,180     442,035
 Seagate Technology                      8,300     500,075
 Wind River Systems Inc. (a)             9,255     335,494
                                               -----------
                                                 1,862,923
                                               -----------
DRUGS & HEALTHCARE--4.7%
 Forest Labs Inc. (a)                    5,280     446,160
 Shire Pharmaceuticals Group PL (a) (c)  5,990     306,988
 Sybron International (a)                8,230     238,670
                                               -----------
                                                   991,818
                                               -----------
ELECTRICAL EQUIPMENT--1.9%
 Jabil Circuit Inc. (a)                  9,150     395,737
                                               -----------
ELECTRONICS--14.5%
 Analog Devices Inc. (a)                10,010     806,431
 Applied Micro Circuits (a)              4,100     615,256
 DII Group Inc. (a)                      4,865     550,049
 TranSwitch Corporation (a)              6,002     576,942
 Vitesse Semiconductor (a)               5,035     484,619
                                               -----------
                                                 3,033,297
                                               -----------
ENERGY--2.5%
 American Power Conversion (a)          12,305     527,577
                                               -----------
FINANCIAL SERVICES--4.0%
 Block (H&R) Inc.                        8,875     397,156
 Eaton Vance Corporation                10,020     430,234
                                               -----------
                                                   827,390
                                               -----------
FOREST PRODUCTS--0.9%
 Georgia-Pacific Corporation             4,985     197,219
                                               -----------
GAS & PIPELINE UTILITIES--2.4%
 Kinder Morgan Inc.                     14,550     501,975
                                               -----------
HOTELS & RESTAURANTS--1.2%
 Darden Restaurants Inc.                14,470     257,747
                                               -----------
INVESTMENT COMPANIES--5.6%
 Bear Stearns Companies Inc.             8,320     379,600
 Donaldson Lufkin & Jenrette Inc.        8,595     444,791
 Waddell & Reed Financial Inc.           8,160     345,270
                                               -----------
                                                 1,169,661
                                               -----------

                                    Shares    Value

LODGING & RESTAURANTS--1.5%
 Outback Steakhouse Inc. (a)         9,445 $   302,830
                                           -----------
PETROLEUM SERVICES--6.6%
 BJ Services Company (a)             7,175     530,053
 ENSCO International Inc.           11,790     425,914
 Weatherford International Inc. (a)  7,025     414,036
                                           -----------
                                             1,370,003
                                           -----------
PUBLISHING--2.7%
 Reader's Digest Association Inc.    8,275     292,728
 Valassis Communications Inc. (a)    8,055     268,332
                                           -----------
                                               561,060
                                           -----------
RETAIL TRADE--3.4%
 BJ's Wholesale Club (a)            11,465     442,835
 Family Dollar Stores Inc.          12,790     266,192
                                           -----------
                                               709,027
                                           -----------
SOFTWARE--9.5%
 Inktomi Corporation (a)             2,935     572,325
 Network Appliance Inc. (a)          5,545     458,849
 Rational Software Corporation (a)   8,755     669,757
 RealNetworks Inc. (a)               5,190     295,506
                                           -----------
                                             1,996,437
                                           -----------
TELECOMMUNICATIONS SERVICES--7.3%
 Broadwing Inc. (a)                 12,040     447,738
 Terayon Communications Systems (a)  2,925     599,625
 Williams Communications Group (a)   9,235     478,488
                                           -----------
                                             1,525,851
                                           -----------
UTILITIES--2.8%
 Montana Power Company               7,305     467,520
 ONEOK Inc.                          4,455     111,375
                                           -----------
                                               578,895
                                           -----------
TOTAL COMMON STOCK
 (Cost $12,117,399)                         19,132,964
                                           -----------

--------------------------------------------------------------------------------

[LOGO OF QUANT]
PORTFOLIO OF INVESTMENTS March 31, 2000
QUANT MID CAP FUND--Continued
--------------------------------------------------------------------------------

SHORT TERM INVESTMENTS--12.8%
                                                       Par Value     Value

 State Street Bank & Trust Repurchase Agreement 3.50%,
  4/3/00, (Dated 3/31/00), Collateralized by
  $2,745,000 U.S. Treasury Bond 3.875%, 1/15/09,
  Market Value $2,734,182, Repurchase Proceeds
  $2,677,781 (Cost $2,677,000).                        $2,677,000 $ 2,677,000
                                                                  -----------
TOTAL INVESTMENTS--104.3%
 (Cost $14,794,399) (b)                                            21,809,964
OTHER ASSETS & LIABILITIES (NET)--(4.3%)                            (902,934)
                                                                  -----------
NET ASSETS--100%                                                  $20,907,030
                                                                  ===========

(a) Non-income producing security.
(b) At March 31, 2000, the unrealized appreciation of investments based on ag-gregate cost for federal tax purposes of $14,805,305 was as follows:

   Aggregate gross unrealized appreciation for all investments in
    which there is an excess of value over tax cost                $7,125,644
   Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value                  (120,985)
                                                                   ----------
   Net unrealized appreciation                                     $7,004,659
                                                                   ==========

(c) ADR--American Depository Receipts
   The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

[LOGO OF QUANT]
PORTFOLIO OF INVESTMENTS March 31, 2000
QUANT GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
COMMON STOCK--99.3%

                                  Shares    Value
AUTOMOBILES--3.4%
 DaimlerChrysler AG Stuttgart     14,500 $   948,844
 Toyota Motor Company (c)         23,000   2,392,000
                                         -----------
                                           3,340,844
                                         -----------
BANKS--2.7%
 Bank America Corporation         21,616   1,133,489
 Chase Manhattan Corporation      17,900   1,560,656
                                         -----------
                                           2,694,145
                                         -----------
BROADCASTING--1.1%
 Comcast Corporation              26,000   1,127,750
                                         -----------
BUSINESS SERVICES--1.6%
 United Parcel Services Inc.      25,220   1,588,860
                                         -----------
COMPUTERS & BUSINESS
 EQUIPMENT--11.6%
 Apple Computer (a)               17,200   2,335,975
 Cisco Systems Inc. (a)           50,800   3,927,475
 Palm Inc. (a)                    18,410     826,149
 Sun Microsystems Inc. (a)        38,700   3,626,311
 Verisign Inc.                     5,000     747,500
                                         -----------
                                          11,463,410
                                         -----------
DOMESTIC OIL--1.6%
 Burlington Resources Inc.        42,000   1,554,000
                                         -----------
DRUG & HEALTHCARE--12.4%
 Amgen Inc. (a)                   31,500   1,933,312
 Biogen Inc. (a)                  21,500   1,502,313
 Biovail Corporation (a)          29,000   1,285,063
 Genentech Inc. (a)               13,000   1,976,000
 Medtronic, Inc.                  37,100   1,908,331
 Pfizer, Inc.                     40,000   1,462,500
 Pharmacia & Upjohn Inc.          21,000   1,244,250
 Schering-Plough Corporation      25,950     953,662
                                         -----------
                                          12,265,431
                                         -----------
ELECTRICAL EQUIPMENT--3.4%
 General Electric Company         21,500   3,336,531
                                         -----------
ELECTRONICS--6.0%
 Applied Materials Inc. (a)       28,200   2,657,850
 Intel Corporation                20,700   2,731,106
 Infineon Technologies AG (a) (c)  8,946     513,836
                                         -----------
                                           5,902,792
                                         -----------
FINANCIAL SERVICES--7.7%
 Capital One Financial            35,100   1,682,606
 Citigroup Inc.                   22,000   1,304,875
 Goldman Sachs Group Inc.         20,105   2,113,538
 Morgan Stanley Dean Witter       31,000   2,528,438
                                         -----------
                                           7,629,457
                                         -----------
FOOD & BEVERAGE--2.7%
 Coca-Cola Company                25,000   1,173,437
 PepsiCo Inc.                     44,800   1,548,400
                                         -----------
                                           2,721,837
                                         -----------
HOUSEHOLD PRODUCTS--0.6%
 Proctor & Gamble                 10,000     562,500
                                         -----------

                                      Shares    Value
INTERNATIONAL OIL--4.1%
 Anadarko Petroleum Corporation       17,000 $   657,688
 Apache Corporation                   34,000   1,691,500
 Barrett Resources (a)                28,700     855,619
 BP Amoco PLC (c)                     16,468     873,833
                                             -----------
                                               4,078,640
                                             -----------
PETROLEUM SERVICES--2.2%
 Royal Dutch Petroleum (d)            22,000   1,266,375
 Schlumberger Ltd.                    12,000     918,000
                                             -----------
                                               2,184,375
                                             -----------
RETAIL TRADE--4.2%
 Home Depot Inc.                      34,200   2,205,900
 Wal-Mart Stores Inc.                 35,400   1,964,700
                                             -----------
                                               4,170,600
                                             -----------
SOFTWARE--8.9%
 EMC Corporation (a)                  18,200   2,275,000
 Microsoft Corporation                34,000   3,612,500
 Oracle Corporation (a)               37,000   2,888,313
                                             -----------
                                               8,775,813
                                             -----------
TELECOMMUNICATION SERVICES--25.1%
 ALLTEL Corporation                   19,800   1,248,637
 AT&T Corporation                     29,400   1,653,750
 Cable & Wireless PLC (c)             25,000   1,400,000
 Global Telesystems Group Inc. (a)    49,000   1,004,500
 Lucent Technologies Inc.             15,376     934,092
 MCI WorldCom Inc. (a)                37,200   1,685,625
 Motorola, Inc.                       13,600   1,936,300
 Nokia Corporation (c)                11,500   2,498,375
 Nortel Networks                      18,000   2,268,000
 QUALCOMM Inc. (a)                    11,200   1,672,300
 Sonera Corporation PLC (a) (c)       31,400   2,084,175
 Sprint PCS Corporation (a)           37,200   2,429,625
 Tele 1 Europe Holding AB (a) (c)     12,198     233,287
 Vodafone AirTouch PLC (c)            28,250   1,569,641
 Voicestream Wireless Corporation (a) 16,500   2,125,406
                                             -----------
                                              24,743,713
                                             -----------
TOTAL COMMON STOCK
 (Cost $64,343,204) (b)                       98,140,698

OTHER ASSETS & LIABILITIES (NET)--0.7%           690,238
                                             -----------
NET ASSETS--100%                             $98,830,936
                                             ===========

(a) Non-income producing security.
(b) At March 31, 2000, the unrealized appreciation of investments based on ag-gregate cost for federal tax purposes of $64,438,606 was as follows:

 Aggregate gross unrealized appreciation for all investments in
  which there is an excess of value over tax cost                $36,931,139
 Aggregate gross unrealized depreciation for all investments in
  which there is an excess of tax cost over value                 (3,229,047)
                                                                 -----------
 Net unrealized appreciation                                     $33,702,092
                                                                 ===========

(c) ADR--American Depository Receipts
(d) GDR--Global Depository Receipts
   The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

[LOGO OF QUANT]
PORTFOLIO OF INVESTMENTS March 31, 2000
QUANT INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
COMMON STOCK--98.1%

                              Shares     Value

AUSTRALIA--1.6%
 CSR Limited (c)               23,500 $    49,319
 Fosters Brewing Group         44,200     109,651
 News Corporation               2,500      34,907
 Pioneer International Ltd.    27,400      74,621
 Telstra Corporation            9,700      44,715
                                      -----------
                                          313,213
                                      -----------
AUSTRIA--0.7%
 Austria Tabak                  3,400     130,227
                                      -----------
BELGIUM--2.0%
 Fortis B                       9,700     248,924
 KBC Bank Verzekerin NPV          700      25,136
 Solvay                           800      57,453
 Suez Lyonn Eaux                  400           4
 Union Miniere                  1,800      62,394
                                      -----------
                                          393,911
                                      -----------
DENMARK--2.1%
 Danisco                          700      22,410
 Novo Nordisk AS                1,300     175,497
 Tele Danmark A/S               2,450     220,496
                                      -----------
                                          418,403
                                      -----------
FINLAND--2.8%
 Nokia AB OY                    2,600     550,208
                                      -----------
FRANCE--9.0%
 AXA-UAP                        1,497     212,294
 Banque Nationale De Paris      1,112      87,846
 Carrefour                        432      55,389
 France Telecom                 2,059     354,887
 Lafarge                          899      76,701
 LVMH Moet Hennessy               126      52,749
 Peugeot SA                       373      80,720
 Pinault Printemps Redo           747     138,480
 Schneider Electric               600      38,321
 SGS-Thomson Microelectronics   1,214     223,193
 Soc. Generale                    173      34,523
 Total Fina Elf                 2,810     421,097
                                      -----------
                                        1,776,200
                                      -----------
GERMANY--9.0%
 Bayerische Hypo-Und Vereins    2,782     172,488
 Bilfinger & Berger             5,750      83,304
 Brau Und Brunnen (a)             700      24,800
 Continental AG                 2,150      39,116
 Degussa Huls AG (c)            4,550     140,291
 Deutsche Telekom               7,600     611,300
 EM TV Merchandising            1,901     156,182
 Karstadt Quelle AG             6,250     191,570
 Siemens AG NPV (Regd)          2,050     294,427
 Thyssen Krupp AG               2,593      63,935
                                      -----------
                                        1,777,413
                                      -----------
HONG KONG--2.0%
 Cathay Pacific Air           128,000     192,331
 Hang Seng Bank                 3,900      34,059
 Sun Hung Kai Properties       11,000      96,416
 Swire Pacific                 14,000      72,099
                                      -----------
                                          394,905
                                      -----------

                                     Shares     Value

IRELAND--1.0%
 Waterford Wedgewood                 220,400 $   200,492
                                             -----------
ITALY--4.1%
 Banco Di Roma                        10,000      11,041
 ENI SPA (c)                           8,000      40,064
 Istituto Banco Sao Paolo IMI SPA     22,943     314,377
 Montedison SPA (c)                   49,400      86,328
 Sirti SPA                            92,000     194,689
 Telecom Italia Mob (c)               12,500     153,447
                                             -----------
                                                 799,946
                                             -----------
JAPAN--27.6%
 Acom Company                          1,800     194,789
 Asahi Bank                            6,000      33,604
 Bank of Tokyo-Mitsubishi              9,000     128,603
 Bank of Yokohama                      2,000       8,104
 Bridgestone Corporation               3,000      66,186
 Canon Inc.                            9,000     390,104
 Daiichi Pharmaceutical Company        1,000      15,487
 Daito Trust Construction              3,200      54,765
 Daiwa Securities Group Inc.           6,000     112,794
 Honda Motor Company                  12,000     495,592
 Industrial Bank of Japan              4,000      36,546
 Kansai Electric Power (c)             6,000      89,651
 Kyocera Corporation                     300      50,144
 Mabuchi Motor Company                 2,100     222,958
 Mitsubishi Corporation               26,000     235,777
 Mitsui Mining & Smelting (c)         12,000      73,170
 Murata Manufacturing Company          1,000     243,023
 Nippom Telephone & Telegraph Docomo       3     123,021
 Nippon Telephone & Telegraph             13     206,399
 Nomura Securities                     3,000      97,891
 Orix Corporation                      2,160     312,434
 Promise Company                         700      53,933
 Rohm Company                          1,000     347,733
 Sakura Bank                           9,000      68,465
 Sekisui House                        17,000     155,817
 Softbank Corporation                    200     178,250
 Sony Corporation, New Shares (a)      1,000     142,210
 Sony Corporation                      1,000     141,236
 Taisho Pharmaceutical Company         3,000     103,443
 Takeda Chemical Industries            1,000      71,105
 Takefuji Corporation                  1,000     107,145
 Tohuku Electric Power (c)            11,200     143,457
 Tokyo Electric Power (c)             11,700     256,417
 Toyota Motor Corporation              9,000     470,754
                                             -----------
                                               5,431,007
                                             -----------
NETHERLANDS--4.7%
 ABN-AMRO Holdings NV                  7,300     162,800
 ASM Lithography HL (a)                  400      44,698
 ING Groep NV                            400      21,679
 Philips Elec (Kon)                    1,000     168,146
 Royal Dutch Petroleum                 9,000     525,781
                                             -----------
                                                 923,104
                                             -----------
NEW ZEALAND--0.5%
 Fletcher Challenge (Paper)           48,000      32,624
 Fletcher Challenge (Building)        64,900      70,189
                                             -----------
                                                 102,813
                                             -----------

--------------------------------------------------------------------------------

                                                                 [LOGO OF QUANT]
PORTFOLIO OF INVESTMENTS March 31, 2000
QUANT INTERNATIONAL EQUITY FUND--Continued
--------------------------------------------------------------------------------

COMMON STOCK--Continued
                                  Shares     Value

PORTUGAL--1.9%
 Brisa Auto Estrada                37,392 $   275,338
 Portucel Industria                10,300      69,040
 Portugal Telecom                   2,600      33,361
                                          -----------
                                              377,739
                                          -----------
SINGAPORE--1.1%
 Neptune Orient Lines (a)          23,000      20,288
 United Overseas Bank              32,000     196,285
                                          -----------
                                              216,573
                                          -----------
SPAIN--2.8%
 Banco Santander Central Hisp       3,600      38,712
 Endesa SA                          9,400     215,753
 Faes Esp Prod Quim                 2,867      36,265
 Grupo Empres Ence                  3,600      72,391
 Iberdrola SA                      14,177     185,030
                                          -----------
                                              548,151
                                          -----------
SWEDEN--3.3%
 Ericsson (LM) Telecommunications   5,700     501,425
 Netcom AB (a)                      1,600     138,155
                                          -----------
                                              639,580
                                          -----------
SWITZERLAND--3.9%
 Credit Suisse Group                  300      59,735
 Nestle SA                             20      35,853
 Roche Holdings AG                     11     119,506
 Sairgroup                            545     102,453
 Zurich Allied AG                     870     438,572
                                          -----------
                                              756,119
                                          -----------
UNITED KINGDOM--18.0%
 Abbey National PLC                 8,500     111,105
 Barclays PLC                       5,553     148,528
 BP Amoco PLC                      11,600     107,624
 British Aerospace                 18,300     101,974
 British Telecommunications PLC    15,100     282,478
 GKN PLC                            2,100      26,079
 Glaxo Wellcome                    13,100     373,332
 Granada Group PLC                  5,400      57,860
 HSBC Holdings PLC                 30,600     360,515
 Invensys PLC                      26,200     116,692
 Lloyds TSB Group PLC              11,500     121,573
 Rolls Royce                        5,512      17,902
 Royal Bank of Scotland Group      10,385     152,939
 Smith Kline Beecham               12,800     167,922
 Smiths Industries                  3,500      42,294
 Taylor Woodrow PLC                15,485      35,994
 Thames Water                       9,100     101,851
 United Utilities                  36,948     382,362
 Vodafone Airtouch PLC            149,600     833,625
                                          -----------
                                            3,542,649
                                          -----------
TOTAL COMMON STOCK
 (Cost $16,718,885)                        19,292,653
                                          -----------

SHORT TERM INVESTMENTS--1.8%
                                                             Par
                                                            Value      Value

 State Street Bank & Trust Repurchase Agreement 3.50%,
  4/3/00, (Dated 3/31/00), Collateralized by $355,000 U.S.
  Treasury Bond 6.125%, 8/15/07, Market Value $352,973,
  Repurchase Proceeds $344,100 (Cost $344,000)             $344,000 $   344,000
                                                                    -----------
TOTAL INVESTMENTS--99.9%
 (Cost $17,062,885) (b)                                              19,636,653
OTHER ASSETS & LIABILITIES (NET)--0.1%                                   25,969
                                                                    -----------
NET ASSETS--100%                                                    $19,662,622
                                                                    ===========

(a) Non-income producing security.
(b) At March 31, 2000, the unrealized appreciation of investments based on ag-gregate cost for federal tax purposes of $17,323,731 was as follows:

 Aggregate gross unrealized appreciation for all investments in
  which there is an excess of value over tax cost                $ 3,297,192
 Aggregate gross unrealized depreciation for all investments in
  which there is an excess of tax cost over value                   (984,270)
                                                                 -----------
 Net unrealized appreciation                                     $ 2,312,922
                                                                 ===========

(c) A portion of security is on loan at 3/31/00. (Note 6)

SECTOR ALLOCATIONS (as a percentage of Total Common Stock)

---------------------------------
Basic Industries             4.4%
Capital Goods                5.8%
Consumer Basics              6.9%
Consumer Durable Goods       6.1%
Consumer Non-Durable Goods   8.5%
Consumer Services            1.3%
Energy                       6.8%
Finance                     22.2%
General Business            11.9%
Miscellaneous                2.0%
Shelter                      2.3%
Technology                   4.5%
Transportation               1.5%
Utilities                   15.8%

   The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

[LOGO OF QUANT]
PORTFOLIO OF INVESTMENTS March 31, 2000
QUANT EMERGING MARKETS FUND
--------------------------------------------------------------------------------
COMMON STOCK--92.5%

                                             Shares      Value

ARGENTINA--6.3%
 Banco De Galicia                              48,552 $   246,277
 Central Puerto SA                             45,000      75,186
 Irsa Inversiones Y                            35,406     110,165
 Nobleza Piccardo                              25,000      50,024
 PC Holdings SA (a)                            55,708      95,864
 Telefonica De Argentina                      102,000     396,971
                                                      -----------
                                                          974,487
                                                      -----------
BRAZIL--3.4%
 Brahma (Cia Cervejaria)                       21,000      10,889
 Centrais Electrobras                       3,030,000      53,936
 Lojas Americanas (a)                      33,407,403     164,975
 Sao Carlos Empreendimentos (a)            33,407,403      77,692
 Sider Nacional Compania                    2,383,000      84,291
 Tele Centro Sul PA (a)                    11,000,000     120,011
 Vale Rio Doce Compania                           500      11,484
                                                      -----------
                                                          523,278
                                                      -----------
CHILE--5.5%
 Banco Santander Chile (d)                      6,000      81,750
 Chilectra SA (b) (d)                           3,000      52,470
 Compania Cervecerias Unidas SA (d)             3,280      81,590
 Compania De Telecomunicacion De Chile (d)      4,110      93,503
 Embotelladora Andina SA (d)                    1,500      19,031
 Empresa Nacional De Electricidad (d)          10,539     114,612
 Enersis SA (d)                                 3,000      60,937
 Gener SA (d)                                   4,100      55,350
 Laboratorio Chile SA (d)                       5,000     113,750
 Madeco SA (d)                                 12,880     141,680
 Masisa SA (d)                                  2,500      35,937
                                                      -----------
                                                          850,610
                                                      -----------
CHINA--1.1%
 Huaneng Power International Inc. (d)           6,600      52,800
 Guangdon Electric                            263,640     126,630
                                                      -----------
                                                          179,430
                                                      -----------
GREECE--6.8%
 Alpha Credit Bank                              2,810     188,877
 Commercial Bank of Greece (a)                  2,610     155,277
 Intracom (a)                                   3,000     130,085
 National Bank of Greece                        3,644     255,878
 OTE (Hellenic Telecom)                         7,000     199,116
 Titan Cement Company                           3,200     133,814
                                                      -----------
                                                        1,063,047
                                                      -----------
HONG KONG--3.4%
 China Merchants Holdings International        75,000      48,642
 China Telecommunications (a)                  25,000     219,930
 Citic Pacific Ltd.                            20,000     120,978
 Cosco Pacific Ltd.                            90,000      52,591
 Legend Holdings                               20,000      31,978
 Yizheng Chemical Fibre (a)                   250,000      47,839
                                                      -----------
                                                          521,958
                                                      -----------
HUNGARY--2.0%
 Magyar Olaj-Es Gazipare Resz                   5,400     104,949
 Matav RT                                       8,000      70,289
 OTP Bank                                       2,000     107,954
 Pannonplast Muanyag                            1,000      29,101
                                                      -----------
                                                          312,293
                                                      -----------

                                                  Shares     Value

INDIA--7.1%
 Bajaj Auto Ltd. (e)                                6,000 $    57,000
 ITC Ltd. (e)                                       4,800      92,160
 Larsen & Toubro (e)                                6,000      85,500
 Mahanagar Telephone Nigam (e)                     14,000     196,000
 Mahindra & Mahindra (e)                            6,000      48,900
 Ranbaxy Laboratories Ltd. (e)                      9,400     197,400
 Reliance Industries Ltd. (b) (e)                  15,100     338,618
 State Bank of India (e)                            9,000      86,850
                                                          -----------
                                                            1,102,428
                                                          -----------
ISRAEL--4.5%
 Bank Hapoalim Bm                                  74,000     235,690
 Bezeq Israel Telecommunication                    65,000     351,246
 Elite Industries                                   2,000     108,574
                                                          -----------
                                                              695,510
                                                          -----------
KOREA, REPUBLIC OF--9.0%
 Daishin Securities                                 3,112      38,011
 Han Hwa Chemical (a)                              12,694      97,050
 Housing & Commercial Bank                          2,200      42,796
 Kookmin Credit Bank                                1,100      11,147
 Korea Electric Power                               4,600     131,102
 Korea Green Cross                                  1,372      71,998
 Korean Air Lines                                  10,500      99,751
 LG Chemicals                                       3,000      85,772
 LG Electronics Inc.                                1,500      43,700
 Namhae Chemical                                    5,616     104,165
 Pohang Iron & Steel                                  800      77,087
 Samsung Electronic                                 1,900     575,888
 SK Corporation                                     1,243      28,678
                                                          -----------
                                                            1,407,145
                                                          -----------
MEXICO--9.0%
 Apasco SA                                         15,000      93,048
 Cemex Appreciation (with warrants exp. 12/12/02)   2,000       1,508
 Cemex SA                                          36,654     166,188
 Grupo Modelo SA                                   60,000     128,458
 Grupo Televisa SA (a)                             91,000     312,137
 Industrias Penoles                                15,000      36,266
 Telefonos De Mexico                              196,800     657,025
                                                          -----------
                                                            1,394,630
                                                          -----------
PERU--2.6%
 Cementos Lima                                      3,218      43,565
 Credicorp SA                                       5,520      59,340
 Minas Buenaventura                                 7,805      69,845
 Telefonica Del Peru                              125,600     212,906
 Union Cerv Peru Backus & Johnston                 65,264      23,773
                                                          -----------
                                                              409,429
                                                          -----------
PHILIPPINES--1.5%
 Ayala Land Inc.                                  175,000      28,919
 Bacnotan Construction                             20,000       6,926
 EEI Corporation (a)                              950,000      13,852
 Manila Electric Company                           16,000      27,995
 Philippine Long Distance                           1,600      34,994
 San Miguel Corporation                            31,400      37,008
 SM Prime Holdings                                600,000      81,652
                                                          -----------
                                                              231,346
                                                          -----------

--------------------------------------------------------------------------------

                                                                [LOGO OF QUANT]
PORTFOLIO OF INVESTMENTS March 31, 2000
QUANT EMERGING MARKETS FUND--Continued
-------------------------------------------------------------------------------
COMMON STOCK--Continued

                                         Shares      Value

POLAND--4.6%
 Big Bank Gdanski                          75,000 $   234,290
 BRE Bank                                   7,000     252,573
 Elektrim (a)                               6,000      87,178
 KGHM Polska Miedz                         15,000     109,335
 WBK (Wielkopolski)                         6,000      39,375
                                                  -----------
                                                      722,751
                                                  -----------
SOUTH AFRICA--6.8%
 Anglo American Platinum                    5,000     133,119
 Anglogold                                  1,000      47,892
 De Beers Centenary                         6,000     140,464
 Impala Platinum                            2,000      69,956
 M Cell                                    17,000      95,160
 Nedcor Ltd.                                9,000     183,429
 Reunert                                   30,000      39,706
 Sanlam                                    80,000     102,221
 Sappi                                     20,000     154,847
 Sasol                                     15,000      93,642
                                                  -----------
                                                    1,060,436
                                                  -----------
TAIWAN--7.3%
 MSCI Taiwan Index Series (b) (f)           6,800   1,141,244
                                                  -----------
THAILAND--4.4%
 Advanced Information Services (a)          5,000      68,600
 Banpu Company (warrants exp. 1/14/03)     24,000       3,129
 Banpu Public Company                      24,000      15,389
 Charoen Pokphand Feedmill Company         44,000     152,099
 Delta Electronics                          5,000      62,021
 Electricity Generating                    35,000      41,182
 Hana Microelectronics                     11,000      89,083
 National Petrochemical                   100,000     118,755
 PTT Exploration & Production              10,000      51,560
 TelecomAsia (a)                           50,000      78,863
                                                  -----------
                                                      680,681
                                                  -----------
TURKEY--7.2%
 Akbank                                 4,000,052      74,713
 Aksa                                   1,500,000      73,057
 Brisa                                    414,000      25,659
 Sifas (a)                              3,689,852       3,835
 Turkiye Garanti Bankasi (a)           16,372,984     208,511
 Turkiye Is Bankasi                     6,000,000     259,795
 Usas                                      35,000      87,072
 Vestel Electronis Sanayi (a)             592,000     198,531
 Yapi Kredi Bankasi                     7,200,000     192,554
                                                  -----------
                                                    1,123,727
                                                  -----------
TOTAL COMMON STOCK
 (Cost $11,028,670)                                14,394,430
                                                  -----------
PREFERRED STOCK--6.0%
BRAZIL
 Brahma (Cia Cervejaria)                  185,000     146,385
 Caemi Mineracao e Metalurgia           3,000,000     267,011
 Centrais Electrobras                     380,000       7,310
 Metalurgica Gerdau                     4,500,000     206,719

                                                       Shares      Value

BRAZIL--Continued
 Usiminas Usi Sd Mg                                      51,632 $   256,455
 Vale Rio Doce Compania                                   1,648      44,950
                                                                -----------
TOTAL PREFERRED STOCK
 (Cost $400,302)                                                    928,830
                                                                -----------
SHORT TERM INVESTMENTS--3.4%
                                                     Par Value     Value

 State Street Bank & Trust Repurchase Agreement
  3.50%, 4/3/00, (Dated 3/31/00), Collateralized by
  $535,000 U.S. Treasury Bond 5.750%, 11/15/00,
  Market Value $544,834, Repurchase Proceeds
  $531,155 (Cost $531,000).                            $531,000 $   531,000
                                                                -----------
TOTAL INVESTMENTS--101.9%
 (Cost $11,959,972) (c)                                          15,854,260
OTHER ASSETS & LIABILITIES (NET)--(1.9)%                           (291,289)
                                                                -----------
NET ASSETS--100%                                                $15,562,971
                                                                ===========

(a) Non-income producing security.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. (Note 2)
(c) At March 31, 2000, the unrealized appreciation of investments based on ag-gregate cost for federal tax purposes of $11,967,785 was as follows:

   Aggregate gross unrealized appreciation for all investments
    in which there is an excess of value over tax cost          $ 5,002,889
   Aggregate gross unrealized depreciation for all investments
    in which there is an excess of tax cost over value           (1,116,414)
                                                                -----------
   Net unrealized appreciation                                  $ 3,886,475
                                                                ===========

(d) ADR--American Depository Receipts
(e) GDR--Global Depository Receipts
(f) OPAL, Rule 144A stock, issued by Morgan Stanley Capital (Delaware) LLC. An OPAL represents an optimised portfolio of securities designed to track the performance of a specific benchmark index in a single trade. Emerging Mar-kets has the contractual right to exchange the OPAL for the underlying se-curities, which may not be restricted securities, at any time.

SECTOR ALLOCATIONS (as a percentage of Total Common Stock and Preferred Stock)

---------------------------------
Basic Industries            18.3%
Capital Goods                6.3%
Consumer Basics              6.2%
Consumer Durable Goods       0.5%
Consumer Non-Durable Goods   1.7%
Consumer Services            0.6%
Energy                       1.8%
Finance                     28.4%
General Business             6.2%
Miscellaneous                5.1%
Shelter                      2.0%
Technology                   4.2%
Utilities                   18.7%

  The accompanying notes are an integral part of these financial statements.
-------------------------------------------------------------------------------

[LOGO OF QUANT]
PORTFOLIO OF INVESTMENTS March 31, 2000
QUANT FOREIGN VALUE FUND
--------------------------------------------------------------------------------

COMMON STOCK--87.9%
                                           Shares      Value

AUSTRIA--2.3%
 RHI AG                                      12,600 $   335,530
                                                    -----------
CANADA--2.0%
 Methanex Corporation (a)                   139,000     280,296
 Methanex Corporation (US Shares) (a) (c)     7,000      14,875
                                                    -----------
                                                        295,171
                                                    -----------
DENMARK--2.3%
 Jyske Bank A/S                              19,500     338,459
                                                    -----------
FINLAND--6.8%
 Kesko OYJ                                   35,500     481,001
 Kone Corporation OYJ                         8,140     471,565
 Neptune Maritime OYJ (a)                    33,600      56,304
                                                    -----------
                                                      1,008,870
                                                    -----------
FRANCE--5.4%
 Banque National Paris                        4,600     363,390
 Christian Dior SA                            1,860     430,478
                                                    -----------
                                                        793,868
                                                    -----------
GERMANY--7.3%
 A. Friedrich Flender AG (a)                 35,150     434,187
 Continental AG                              18,600     338,398
 Walter AG                                   15,800     305,612
                                                    -----------
                                                      1,078,197
                                                    -----------
HONG KONG--3.9%
 V-Tech Holdings Ltd.                       145,234     581,939
                                                    -----------
INDONESIA--1.0%
 PT Asahimas Flat Glass TBK               1,039,000     123,527
 PT Tempo Scan Pacific TBK                   72,000      35,429
                                                    -----------
                                                        158,956
                                                    -----------
IRELAND--0.2%
 Crean (James) PLC (a)                      122,059      35,063
                                                    -----------
ITALY--4.2%
 Banca Popolare Di Milano                    59,500     412,494
 Pirelli SPA                                 82,000     213,179
                                                    -----------
                                                        625,673
                                                    -----------
JAPAN--5.2%
 Arisawa Manufacturing Company Ltd.          18,700     415,293
 East Japan Railway                              68     352,369
                                                    -----------
                                                        767,662
                                                    -----------
KOREA, REPUBLIC OF--4.1%
 Samsung Display Devices Ltd. (a) (d)        26,900     248,153
 Samsung Electronics Ltd. (d)                 3,800     358,625
                                                    -----------
                                                        606,778
                                                    -----------
NETHERLANDS--14.7%
 ABN-AMRO Holdings NV                        16,600     370,202
 Draka Holdings NV                           12,284     778,092
 Gamma Holdings NV (a)                       10,066     351,813
 Kon. Boskalis Westminster                   24,853     509,277
 Roto Smeets de Boer                          5,761     158,874
                                                    -----------
                                                      2,168,258
                                                    -----------

                                    Shares     Value

SOUTH AFRICA--7.8%
 Palabora Mining Company             58,050 $   272,241
 Sanlam Ltd.                        350,000     445,031
 Sappi Ltd.                          55,700     431,248
                                            -----------
                                              1,148,520
                                            -----------
SPAIN--6.4%
 Banco Bilbao Vizcaya Argentaria SA  29,700     436,827
 Union Electrica Fenosa SA           25,100     514,579
                                            -----------
                                                951,406
                                            -----------
THAILAND--2.4%
 Total Access Communication (a) (d) 111,900     358,080
                                            -----------
UNITED KINGDOM--11.9%
 Barratt Developments PLC           102,000     384,874
 Beazer Group PLC                   187,400     346,097
 Bellway PLC                         80,100     293,313
 Countryside Properties PLC         181,000     348,686
 Crest Nicholson PLC                179,000     387,581
                                            -----------
                                              1,760,551
                                            -----------
TOTAL COMMON STOCK
 (Cost $12,842,327)                          13,012,981
                                            -----------

SHORT TERM INVESTMENTS--12.1%
                                                       Par Value     Value

 State Street Bank & Trust Repurchase Agreement 3.50%,
  4/3/00, (Dated 3/31/00), Collateralized by
  $1,830,000 U.S. Treasury Bond 3.875%, 1/15/09,
  Market Value $1,822,788, Repurchase Proceeds
  $1,783,520 (Cost $1,783,000).                        $1,783,000 $ 1,783,000
                                                                  -----------
TOTAL INVESTMENTS--100.0%
 (Cost $14,625,327) (b)                                            14,795,981
OTHER ASSETS & LIABILITIES (NET)--0.0%                                  2,757
                                                                  -----------
NET ASSETS--100%                                                  $14,798,738
                                                                  ===========

(a) Non-income producing security.
(b) At March 31, 2000, the unrealized appreciation of investments based on ag-gregate cost for federal tax purposes of $14,632,697 was as follows:

   Aggregate gross unrealized appreciation for all investments
    in which there is an excess of value over tax cost          $  1,814,124
   Aggregate gross unrealized depreciation for all investments
    in which there is an excess of tax cost over value            (1,650,840)
                                                                ------------
   Net unrealized appreciation                                  $    163,284
                                                                ============

(c) ADR--American Depository Receipts
(d) GDR--Global Depository Receipts
--------------------------------------------------------------------------------

                                                                 [LOGO OF QUANT]
PORTFOLIO OF INVESTMENTS March 31, 2000
QUANT FOREIGN VALUE FUND--Continued
--------------------------------------------------------------------------------

SECTOR ALLOCATIONS (as a percentage of Total Common Stock)

---------------------------------
Basic Industries             7.7%
Capital Goods               32.4%
Consumer Basics              4.2%
Consumer Durable Goods       4.2%
Consumer Non-Durable Goods   6.0%
Consumer Services            0.4%
Finance                     18.2%
General Business             4.0%
Shelter                      9.8%
Technology                   6.4%
Transportation               2.7%
Utilities                    4.0%

   The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES March 31, 2000

                                                  Growth and  International  Emerging      Foreign
                           Small Cap    Mid Cap     Income       Equity       Markets       Value
Assets:
Investments at value
(Note 2)                  $81,216,467 $21,809,964 $98,140,698  $19,636,653  $15,854,260  $14,795,981
Foreign currency at
value (Cost $428,789 for
International Equity,
$6,408 for Emerging
Markets and $2,576 for
Foreign Value) (Note 2)           --          --          --       422,457       31,416        2,576
Cash                            1,897       1,449     791,971        1,615        1,845        1,282
Collateral for
securities loaned at
value (Note 6)                    --          --          --       955,918          --           --
Dividends, interest and
foreign tax reclaims
receivable                     32,808       4,772      60,577       73,024       47,533       35,302
Receivable for
investments sold                  --      548,445         --        74,900      732,023       41,263
Receivable for shares of
beneficial interest sold        3,348         980      11,731          789           63       39,480
Receivable from Manager
for reimbursement of
expenses (Note 3)                 --          --          --         1,409          --           --
Other assets                   17,141       3,941      19,964        3,570        2,926        3,025
                          ----------- ----------- -----------  -----------  -----------  -----------
 Total assets              81,271,661  22,369,551  99,024,941   21,170,335   16,670,066   14,918,909
                          ----------- ----------- -----------  -----------  -----------  -----------
Liabilities:
Collateral for
securities loaned (Note
6)                                --          --          --       955,918          --           --
Payable for investments
purchased                     292,350   1,419,537         --       493,405    1,062,845       41,174
Payable for shares of
beneficial interest
repurchased                    35,000       4,847      35,903          --           --        42,790
Payable for compensation
of Manager (Note 3)            72,569      16,595      62,989       16,461       10,864       12,335
Payable for distribution
fees (Note 3)                  33,518         --       40,999        8,140        5,651        2,905
Payable to custodian            7,893       5,029         --        11,668       12,358        6,905
Payable to transfer
agent (Note 3)                 15,066       2,714      18,122        4,804        3,010        1,756
Other accrued expenses         25,570      13,799      35,992       17,317       12,367       12,306
                          ----------- ----------- -----------  -----------  -----------  -----------
 Total liabilities            481,966   1,462,521     194,005    1,507,713    1,107,095      120,171
                          ----------- ----------- -----------  -----------  -----------  -----------
Net assets                $80,789,695 $20,907,030 $98,830,936  $19,662,622  $15,562,971  $14,798,738
                          =========== =========== ===========  ===========  ===========  ===========
Net Assets consist of:
Shares of beneficial
interest                  $46,660,350 $10,870,474 $52,652,148  $16,035,474  $13,850,056  $15,153,238
Undistributed net
investment income (loss)          --          --          --      (128,064)       2,634        1,193
Accumulated net realized
gain (loss) on
investments and foreign
denominated assets,
liabilities and currency    5,955,447   3,020,991  12,381,294    1,182,864   (2,184,010)    (526,643)
Unrealized appreciation
(depreciation) of
investments and foreign
denominated assets,
liabilities and currency   28,173,898   7,015,565  33,797,494    2,572,348    3,894,291      170,950
                          ----------- ----------- -----------  -----------  -----------  -----------
                          $80,789,695 $20,907,030 $98,830,936  $19,662,622  $15,562,971  $14,798,738
                          ----------- ----------- -----------  -----------  -----------  -----------
Investments, at cost      $53,042,569 $14,794,399 $64,343,204  $17,062,885  $11,959,972  $14,625,327
                          ----------- ----------- -----------  -----------  -----------  -----------
Net assets
 Ordinary Shares          $74,289,090 $19,921,097 $96,476,781  $19,490,711  $12,767,210  $13,594,986
 Institutional Shares     $ 6,500,605 $   985,933 $ 2,354,155  $   171,911  $ 2,795,761  $ 1,203,752
Shares of beneficial
interest outstanding
(Unlimited number of
shares authorized)
 Ordinary Shares            2,993,641     807,293   3,727,452    1,624,227    1,360,044    1,501,814
 Institutional Shares         250,808      39,108      89,782       14,324      295,040      132,918
Net asset value and
offering price per
share*
 Ordinary Shares          $     24.82 $     24.68 $     25.88  $     12.00  $      9.39  $      9.05
 Institutional Shares     $     25.92 $     25.21 $     26.22  $     12.00  $      9.48  $      9.06

* A redemption fee amounting to 1% of the net asset value of the Ordinary Shares redeemed is withheld and paid to the Distribu-tor. No redemption fee is withheld from redemptions of the In-stitutional Shares. In addition, no redemption fee is withheld from the Ordinary Shares of Mid Cap purchased after August 1, 1996.

  The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS Year Ended March 31, 2000

                                                   Growth and   International  Emerging   Foreign
                           Small Cap    Mid Cap      Income        Equity      Markets     Value
Investment Income:
 Dividends*               $   322,601  $   78,277  $   465,398   $  373,290   $  287,779  $239,823
 Interest                      84,903      17,487          --        12,956       17,387    42,226
 Miscellaneous                    --          --           --            38           41       184
                          -----------  ----------  -----------   ----------   ----------  --------
Total investment income       407,504      95,764      465,398      386,284      305,207   282,233
                          -----------  ----------  -----------   ----------   ----------  --------
Expenses:
 Compensation of Manager
 (Note 3)                     614,633     150,343      601,110      217,370      107,302   121,504
 Distribution fees, Or-
 dinary Shares (Note 3)       283,272      35,913      385,662      101,984       57,568    29,650
 Custodian fees                48,080      40,500       47,500       81,845       81,990    50,370
 Transfer agent fees
 (Note 3):
 Ordinary Shares               80,517      20,437      109,848       29,142       16,372    16,861
 Institutional Shares           6,842         950        4,326        1,921        2,702       413
 Audit and legal               44,812      11,074       60,023       16,931        9,804     8,807
 Registration fees             15,540       3,884       21,566        6,259        3,247     2,830
 Insurance                     13,711       3,389       18,372        5,170        3,006     2,712
 Compensation of Trust-
 ees (Note 3)                   5,663       1,391        7,456        2,058        1,269     1,164
 Printing                      15,636       3,846       20,890        5,758        3,432     3,121
 Miscellaneous (Note 3)        57,623      15,106       73,023       24,799       16,521    11,631
                          -----------  ----------  -----------   ----------   ----------  --------
 Total expenses before
 waivers and/or reim-
 bursements, and reduc-
 tions                      1,186,329     286,833    1,349,776      493,237      303,213   249,063
 Waivers and/or reim-
 bursements of expenses
 (Note 3)                         --      (35,913)         --       (26,300)         --    (19,691)
 Fees reduced by credits
 allowed by Custodian
 (Note 3)                      (3,473)        --       (31,368)     (11,437)         --        --
                          -----------  ----------  -----------   ----------   ----------  --------
Expenses, net               1,182,856     250,920    1,318,408      455,500      303,213   229,372
                          -----------  ----------  -----------   ----------   ----------  --------
 Net investment income
 (loss)                      (775,352)   (155,156)    (853,010)     (69,216)       1,994    52,861
                          -----------  ----------  -----------   ----------   ----------  --------
Realized and Unrealized
Gain (Loss) on
Investments, Foreign
Currency and Foreign
Translation:
 Net realized gain
 (loss) (Note 2) on:
 Investments               12,518,037   3,667,858   22,532,196    2,945,435      490,296   211,488
 Foreign denominated as-
 sets, liabilities and
 currency                         --          --           --       (20,266)     (10,110)   (5,355)
 Change in unrealized
 appreciation (deprecia-
 tion) of:
 Investments               22,479,764   5,137,854   13,226,035     (233,095)   3,917,649   719,183
 Foreign denominated as-
 sets, liabilities and
 currency                         --          --           --           201        6,252       929
                          -----------  ----------  -----------   ----------   ----------  --------
 Net realized and
 unrealized gain (loss)    34,997,801   8,805,712   35,758,231    2,692,275    4,404,087   926,245
                          -----------  ----------  -----------   ----------   ----------  --------
Net increase (decrease)
in net assets resulting
from operations           $34,222,449  $8,650,556  $34,905,221   $2,623,059   $4,406,081  $979,106
                          ===========  ==========  ===========   ==========   ==========  ========

* Dividends are net of foreign withholding taxes of $523 for Small Cap, $14,196 for Growth and Income, $55,124 for Interna-tional Equity, $23,950 for Emerging Markets and $26,076 for
  Foreign Value.

  The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                    Small Cap                      Mid Cap                  Growth and Income
                            Year ended     Year ended     Year ended     Year ended     Year ended     Year ended
                          March 31, 2000 March 31, 1999 March 31, 2000 March 31, 1999 March 31, 2000 March 31, 1999
Increase (Decrease) in
Net Assets:
Operations:
 Net investment income
 (loss)                    $  (775,352)   $   (562,515)  $  (155,156)   $  (106,681)   $   (853,010)  $  (236,608)
 Net realized gain
 (loss) on investments,
 foreign denominated
 assets, liabilities,
 currency and written
 options                    12,518,037      (5,509,251)    3,667,858        606,101      22,532,196    10,150,742
 Unrealized appreciation
 (depreciation) of
 investments and foreign
 denominated assets,
 liabilities and
 currency                   22,479,764      (6,572,725)    5,137,854     (1,098,384)     13,226,035    (1,022,813)
                           -----------    ------------   -----------    -----------    ------------   -----------
 Net increase (decrease)
 in net assets resulting
 from operations            34,222,449     (12,644,491)    8,650,556       (598,964)     34,905,221     8,891,321

Distributions to
shareholders from:
 Net investment income
 Ordinary Shares                   --              --            --             --              --            --
 Institutional Shares              --              --            --             --              --            --
 Distributions in excess
 of net investment
 income
 Ordinary Shares                   --              --            --             --              --            --
 Institutional Shares              --              --            --             --              --            --
 Net realized gains
 Ordinary Shares                   --              --     (1,051,870)      (351,734)    (16,535,191)   (7,029,265)
 Institutional Shares              --              --        (46,385)       (24,367)       (657,052)     (429,071)
 Distributions in excess
 of net realized gains
 Ordinary Shares                   --              --            --             --              --            --
 Institutional Shares              --              --            --             --              --            --
 Return of capital
 Ordinary Shares                   --              --            --             --              --            --
 Institutional Shares              --              --            --             --              --            --
                           -----------    ------------   -----------    -----------    ------------   -----------
                                   --              --     (1,098,255)      (376,101)    (17,192,243)   (7,458,336)
                           -----------    ------------   -----------    -----------    ------------   -----------
Fund share transactions
(Note 10)                   (5,717,640)     (8,232,637)      181,135     (2,158,430)      5,636,664     3,927,993
                           -----------    ------------   -----------    -----------    ------------   -----------
Increase (decrease) in
net assets                  28,504,809     (20,877,128)    7,733,436     (3,133,495)     23,349,642     5,360,978
Net assets beginning of
year                        52,284,886      73,162,014    13,173,594     16,307,089      75,481,294    70,120,316
                           -----------    ------------   -----------    -----------    ------------   -----------
Net assets end of year*    $80,789,695    $ 52,284,886   $20,907,030    $13,173,594    $ 98,830,936   $75,481,294
                           ===========    ============   ===========    ===========    ============   ===========
* Includes undistributed
  net investment income
  (loss) of                $       --     $     12,293   $       --     $       --     $        --    $       --

   The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

                               International Equity                  Emerging Markets                 Foreign Value
                            Year ended         Year ended        Year ended     Year ended     Year ended      Year ended
                          March 31, 2000     March 31, 1999    March 31, 2000 March 31, 1999 March 31, 2000 March 31, 1999**
Increase (Decrease) in
Net Assets:
Operations:
 Net investment income
 (loss)                   $       (69,216)   $         40,721   $     1,994    $    97,849    $    52,861      $   10,203
 Net realized gain
 (loss) on investments,
 foreign denominated
 assets, liabilities,
 currency and written
 options                        2,925,169              51,083       480,186       (153,778)       206,133        (298,274)
 Unrealized appreciation
 (depreciation) of
 investments and foreign
 denominated assets,
 liabilities and
 currency                        (232,894)         (1,703,373)    3,923,901     (1,311,380)       720,112        (549,162)
                          ---------------    ----------------   -----------    -----------    -----------      ----------
 Net increase (decrease)
 in net assets resulting
 from operations                2,623,059          (1,611,569)    4,406,081     (1,367,309)       979,106        (837,233)

Distributions to
shareholders from:
 Net investment income
 Ordinary Shares                      --              (47,429)          --         (62,864)      (440,249)        (10,203)
 Institutional Shares                 --               (5,481)          --         (15,751)        (2,829)            --
 Distributions in excess
 of net investment
 income
 Ordinary Shares                 (524,319)             (9,143)      (20,725)           --         (34,588)         (9,526)
 Institutional Shares             (47,894)             (1,057)       (9,394)           --            (222)            --
 Net realized gains
 Ordinary Shares                 (763,209)                --            --             --             --
 Institutional Shares             (58,039)                --            --             --             --
 Distributions in excess
 of net realized gains
 Ordinary Shares                      --                  --            --             --             --              --
 Institutional Shares                 --                  --            --             --             --              --
 Return of capital
 Ordinary Shares                      --                  --            --         (26,927)           --              --
 Institutional Shares                 --                  --            --          (6,747)           --              --
                          ---------------    ----------------   -----------    -----------    -----------      ----------
                               (1,393,461)            (63,110)      (30,119)      (112,289)      (477,888)        (19,729)
                          ---------------    ----------------   -----------    -----------    -----------      ----------
Fund share transactions
(Note 10)                      (5,418,070)         (8,384,309)    1,297,698      1,126,259      6,418,141       8,736,341
                          ---------------    ----------------   -----------    -----------    -----------      ----------
Increase (decrease) in
net assets                     (4,188,472)        (10,058,988)    5,673,660       (353,339)     6,919,359       7,879,379
Net assets beginning of
year                           23,851,094          33,910,082     9,889,311     10,242,650      7,879,379             --
                          ---------------    ----------------   -----------    -----------    -----------      ----------
Net assets end of year*   $    19,662,622    $     23,851,094   $15,562,971    $ 9,889,311    $14,798,738      $7,879,379
                          ===============    ================   ===========    ===========    ===========      ==========
 * Includes
   undistributed net
   investment income
   (loss) of              $      (128,064)   $        (27,158)  $     2,634    $   (11,691)   $     1,193      $  (18,051)

**From the commencement of operations on May 15, 1998.

   The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

                                         Income from
                                   Investment Operations(a)                      Distributions
                  Net Asset     Net        Net Realized             Dividends    Distributions
                  Value at   Investment   and Unrealized Total from  from Net        from                    Net Asset
                  Beginning    Income      Gain (Loss)   Investment Investment     Realized        Total     Value End   Total
                  of Period (Loss)(b)(c)  on Securities  Operations   Income     Capital Gains Distributions of Period Return(d)
Small Cap
Ordinary Shares
Year Ended March
31, 2000           $14.60      (0.24)         10.46        10.22        --             --            --       $24.82     70.00 %
Year Ended March
31, 1999           $17.80      (0.15)         (3.05)       (3.20)       --             --            --       $14.60    (17.98)%
Year Ended March
31, 1998           $15.04      (0.23)          5.60         5.37      (0.16)         (2.45)(h)     (2.61)     $17.80     37.79 %
Year Ended March
31, 1997           $18.91       0.16 (g)       0.77         0.93        --           (4.80)        (4.80)     $15.04      1.72 %
Year Ended March
31, 1996           $15.81      (0.21)          5.54         5.33        --           (2.23)        (2.23)     $18.91     34.25 %
Institutional
 Shares
Year Ended March
31, 2000           $15.17      (0.15)         10.90        10.75        --             --            --       $25.92     70.86 %
Year Ended March
31, 1999           $18.40      (0.08)         (3.15)       (3.23)       --             --            --       $15.17    (17.55)%
Year Ended March
31, 1998           $15.55      (0.15)          5.79         5.64      (0.34)         (2.45)(h)     (2.79)     $18.40     38.44 %
Year Ended March
31, 1997           $19.33       0.08 (g)       0.94         1.02        --           (4.80)        (4.80)     $15.55      2.21 %
Year Ended March
31, 1996           $16.05      (0.12)          5.63         5.51        --           (2.23)        (2.23)     $19.33     34.89 %
Mid Cap
Ordinary Shares
Year Ended March
31, 2000           $15.46      (0.19)         10.74        10.55        --           (1.33)        (1.33)     $24.68     71.41 %
Year Ended March
31, 1999           $16.05      (0.11)         (0.09)       (0.20)       --           (0.39)        (0.39)     $15.46     (1.08)%
Year Ended March
31, 1998           $13.44      (0.08)          6.06         5.98        --           (3.37)        (3.37)     $16.05     46.76 %
Year Ended March
31, 1997           $13.20       0.09           2.29         2.38      (0.14)         (2.00)        (2.14)     $13.44     17.47 %
Year Ended March
31, 1996           $10.12       0.06           3.27         3.33      (0.01)         (0.24)        (0.25)     $13.20     33.01 %
Institutional
 Shares
Year Ended March
31, 2000           $15.65      (0.19)         11.08        10.89        --           (1.33)        (1.33)     $25.21     72.81 %
Year Ended March
31, 1999           $16.24      (0.10)         (0.10)       (0.20)       --           (0.39)        (0.39)     $15.65     (1.07)%
Year Ended March
31, 1998           $13.55      (0.06)          6.12         6.06        --           (3.37)        (3.37)     $16.24     47.01 %
Year Ended March
31, 1997           $13.20       0.11           2.27         2.38      (0.03)         (2.00)        (2.03)     $13.55     17.51 %
April 17, 1995*
to March 31,
1996               $10.27       0.10           3.09         3.19      (0.02)         (0.24)        (0.26)     $13.20     31.12 %
Growth and In-
 come
Ordinary Shares
Year Ended March
31, 2000           $21.26      (0.25)         10.21         9.96        --           (5.34)        (5.34)     $25.88     51.46 %
Year Ended March
31, 1999           $20.85      (0.08)          2.82         2.74        --           (2.33)        (2.33)     $21.26     13.67 %
Year Ended March
31, 1998           $15.22       0.00           7.61         7.61      (0.05)         (1.93)        (1.98)     $20.85     51.52 %
Year Ended March
31, 1997           $14.57       0.08           2.53         2.61      (0.10)         (1.86)        (1.96)     $15.22     17.97 %
Year Ended March
31, 1996           $13.72       0.12           2.89         3.01      (0.13)         (2.03)        (2.16)     $14.57     22.17 %
Institutional
 Shares
Year Ended March
31, 2000           $21.37      (0.14)         10.33        10.19        --           (5.34)        (5.34)     $26.22     52.32 %
Year Ended March
31, 1999           $20.84       0.03           2.83         2.86        --           (2.33)        (2.33)     $21.37     14.27 %
Year Ended March
31, 1998           $15.24       0.10           7.60         7.70      (0.17)         (1.93)        (2.10)     $20.84     52.18 %
Year Ended March
31, 1997           $14.58       0.15           2.55         2.70      (0.18)         (1.86)        (2.04)     $15.24     18.62 %
Year Ended March
31, 1996           $13.72       0.20           2.89         3.09      (0.20)         (2.03)        (2.23)     $14.58     22.75 %
International
 Equity
Ordinary Shares
Year Ended March
31, 2000           $11.37      (0.04)          1.50         1.46      (0.34)(i)      (0.49)        (0.83)     $12.00     12.93 %
Year Ended March
31, 1999           $11.97       0.01          (0.58)       (0.57)     (0.03)(i)        --          (0.03)     $11.37     (4.78)%
Year Ended March
31, 1998           $11.03       0.07           1.30         1.37      (0.17)(i)      (0.26)(j)     (0.43)     $11.97     12.95 %
Year Ended March
31, 1997           $10.70       0.01           0.40         0.41      (0.08)           --          (0.08)     $11.03      3.82 %
Year Ended March
31, 1996           $10.06       0.00           0.67         0.67      (0.03)           --          (0.03)     $10.70      6.63 %
                                           Ratios and Supplemental Data
                             Ratio of Expenses to Average
                                   Net Assets(e)(f)
                  Net Assets                                      Net Investment
                    End of                           Including    Income (Loss)
                    Period   Excluding                Custody     to Average Net   Portfolio
                   (000's)    Credits     Gross       Credits      Assets(c)(e)   Turnover(e)
Small Cap
Ordinary Shares
Year Ended March
31, 2000           $74,289         1.97%      1.97%        1.96%      (1.30)%       145.00%
Year Ended March
31, 1999           $47,605         1.94%      1.94%        1.94%      (0.99)%       113.00%
Year Ended March
31, 1998           $66,876         1.90%      1.96%        1.89%      (1.33)%       135.00%
Year Ended March
31, 1997           $57,135         1.97%      2.03%        1.90%       0.90 %(g)    393.00%
Year Ended March
31, 1996           $71,618         1.97%      1.97%        1.88%      (1.17)%       324.00%
Institutional
 Shares
Year Ended March
31, 2000           $ 6,501         1.47%      1.47%        1.46%      (0.80)%       145.00%
Year Ended March
31, 1999           $ 4,680         1.44%      1.44%        1.44%      (0.49)%       113.00%
Year Ended March
31, 1998           $ 6,286         1.41%      1.47%        1.40%      (0.86)%       135.00%
Year Ended March
31, 1997           $ 9,207         1.47%      1.52%        1.40%       0.41 %(g)    393.00%
Year Ended March
31, 1996           $42,803         1.47%      1.47%        1.38%      (0.67)%       324.00%
Mid Cap
Ordinary Shares
Year Ended March
31, 2000           $19,921         1.67%      1.92%        1.67%      (1.03)%       153.00%
Year Ended March
31, 1999           $12,617         1.65%      1.87%        1.65%      (0.72)%       168.00%
Year Ended March
31, 1998           $15,484         1.57%      1.97%        1.57%      (0.52)%       128.00%
Year Ended March
31, 1997           $ 8,733         1.19%      2.19%        1.11%       0.62 %       162.00%
Year Ended March
31, 1996           $ 6,025         2.34%      2.62%        1.92%       0.46 %       181.00%
Institutional
 Shares
Year Ended March
31, 2000           $   986         1.67%      1.67%        1.67%      (1.04)%       153.00%
Year Ended March
31, 1999           $   557         1.62%      1.62%        1.62%      (0.69)%       168.00%
Year Ended March
31, 1998           $   823         1.40%      1.72%        1.40%      (0.35)%       128.00%
Year Ended March
31, 1997           $   361         1.44%      2.01%        1.27%       0.77 %       162.00%
April 17, 1995*
to March 31,
1996               $ 4,621         2.02%      2.51%        1.66%       0.87 %       181.00%
Growth and In-
 come
Ordinary Shares
Year Ended March
31, 2000           $96,477         1.70%      1.70%        1.66%      (1.08)%        78.00%
Year Ended March
31, 1999           $70,874         1.67%      1.67%        1.62%      (0.36)%        97.00%
Year Ended March
31, 1998           $66,397         1.69%      1.69%        1.65%      (0.01)%        72.00%
Year Ended March
31, 1997           $43,266         1.73%      1.73%        1.70%       0.50 %        98.00%
Year Ended March
31, 1996           $41,353         1.73%      1.73%        1.64%       0.81 %       152.00%
Institutional
 Shares
Year Ended March
31, 2000           $ 2,354         1.20%      1.20%        1.16%      (0.60)%        78.00%
Year Ended March
31, 1999           $ 4,607         1.17%      1.17%        1.12%       0.14 %        97.00%
Year Ended March
31, 1998           $ 3,724         1.19%      1.19%        1.14%       0.50 %        72.00%
Year Ended March
31, 1997           $ 1,532         1.24%      1.24%        1.21%       0.99 %        98.00%
Year Ended March
31, 1996           $ 1,888         1.24%      1.24%        1.15%       1.31 %       152.00%
International
 Equity
Ordinary Shares
Year Ended March
31, 2000           $19,491         2.18%      2.30%        2.13%      (0.35)%        78.00%
Year Ended March
31, 1999           $21,956         2.11%      2.11%        2.08%       0.12 %       128.00%
Year Ended March
31, 1998           $32,182         2.18%      2.18%        2.03%       0.62 %        61.00%
Year Ended March
31, 1997           $27,410         2.20%      2.23%        2.15%       0.10 %       135.00%
Year Ended March
31, 1996           $27,402         2.15%      2.15%        2.09%      (0.04)%        43.00%

   The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

(For a share outstanding throughout each period)

                                         Income from
                                   Investment Operations(a)                     Distributions
                  Net Asset     Net       Net Realized             Dividends    Distributions
                  Value at   Investment  and Unrealized Total from  from Net        from                    Net Asset
                  Beginning    Income     Gain (Loss)   Investment Investment     Realized        Total     Value End   Total
                  of Period (Loss)(b)(c) on Securities  Operations   Income     Capital Gains Distributions of Period Return(d)
International
Equity
--Continued
Institutional
Shares
Year Ended March
31, 2000           $11.39       0.02          1.49         1.51      (0.41)(i)      (0.49)        (0.90)     $12.00     13.33 %
Year Ended March
31, 1999           $11.95       0.06         (0.58)       (0.52)     (0.04)(i)        --          (0.04)     $11.39     (4.34)%
Year Ended March
31, 1998           $11.10       0.14          1.28         1.42      (0.31)(i)      (0.26)(j)     (0.57)     $11.95     13.50 %
Year Ended March
31, 1997           $10.73       0.06          0.41         0.47      (0.10)           --          (0.10)     $11.10      4.38 %
Year Ended March
31, 1996           $10.10       0.04          0.66         0.70      (0.07)           --          (0.07)     $10.73      6.95 %
Emerging Markets
Ordinary Shares
Year Ended March
31, 2000           $ 6.59      (0.01)         2.83         2.82      (0.02)(k)        --          (0.02)     $ 9.39     42.73 %
Year Ended March
31, 1999           $ 7.70       0.07         (1.11)       (1.04)     (0.07)(l)        --          (0.07)     $ 6.59    (13.40)%
Year Ended March
31, 1998           $ 9.24      (0.04)        (1.50)       (1.54)       --             --            --       $ 7.70    (16.67)%
Year Ended March
31, 1997           $ 8.38      (0.04)         0.90         0.86        --             --            --       $ 9.24     10.26 %
Year Ended March
31, 1996           $ 7.24      (0.07)         1.21         1.14        --             --            --       $ 8.38     15.75 %
Institutional
Shares
Year Ended March
31, 2000           $ 6.64       0.04          2.85         2.89      (0.05)(k)        --          (0.05)     $ 9.48     43.55 %
Year Ended March
31, 1999           $ 7.76       0.09         (1.11)       (1.02)     (0.10)(l)        --          (0.10)     $ 6.64    (12.93)%
Year Ended March
31, 1998           $ 9.27       0.02         (1.53)       (1.51)       --             --            --       $ 7.76    (16.29)%
April 2, 1996*
to March 31,
1997               $ 8.49       0.01          0.80         0.81      (0.03)           --          (0.03)     $ 9.27      9.54 %
Foreign Value
Ordinary Shares
Year Ended March
31, 2000           $ 8.36       0.04          0.97         1.01      (0.32)(m)        --          (0.32)     $ 9.05     12.17 %
May 15, 1998* to
March 31, 1999     $10.00       0.02         (1.64)       (1.62)     (0.02)(m)        --          (0.02)     $ 8.36    (16.16)%
Institutional
Shares
Year Ended March
31, 2000           $ 8.37       0.12          0.91         1.03      (0.34)(m)        --          (0.34)     $ 9.06     12.37 %
December 18,
1998* to March
31, 1999           $ 8.43       0.06         (0.12)       (0.06)       --             --            --       $ 8.37     (0.71)%
                                           Ratios and Supplemental Data
                             Ratio of Expenses to Average
                                   Net Assets(e)(f)
                  Net Assets                                      Net Investment
                    End of                           Including    Income (Loss)
                    Period   Excluding                Custody     to Average Net  Portfolio
                   (000's)    Credits     Gross       Credits      Assets(c)(e)  Turnover(e)
International
Equity
--Continued
Institutional
Shares
Year Ended March
31, 2000           $   172         1.68%      1.80%        1.63%       0.14 %       78.00%
Year Ended March
31, 1999           $ 1,895         1.61%      1.61%        1.58%       0.62 %      128.00%
Year Ended March
31, 1998           $ 1,728         1.68%      1.69%        1.54%       1.19 %       61.00%
Year Ended March
31, 1997           $ 1,760         1.69%      1.75%        1.64%       0.51 %      135.00%
Year Ended March
31, 1996           $ 1,241         1.65%      1.65%        1.59%       0.38 %       43.00%
Emerging Markets
Ordinary Shares
Year Ended March
31, 2000           $12,767         2.33%      2.33%        2.33%      (0.07)%       31.00%
Year Ended March
31, 1999           $ 8,442         2.32%      2.58%        2.24%       1.03 %       49.00%
Year Ended March
31, 1998           $ 9,241         2.69%      2.69%        2.57%      (0.43)%       52.00%
Year Ended March
31, 1997           $10,052         2.68%      2.68%        2.56%      (0.47)%        8.00%
Year Ended March
31, 1996           $ 7,736         2.74%      2.74%        2.59%      (0.84)%        9.00%
Institutional
Shares
Year Ended March
31, 2000           $ 2,796         1.83%      1.83%        1.83%       0.52 %       31.00%
Year Ended March
31, 1999           $ 1,447         1.82%      2.08%        1.74%       1.36 %       49.00%
Year Ended March
31, 1998           $ 1,002         2.19%      2.19%        2.07%       0.24 %       52.00%
April 2, 1996*
to March 31,
1997               $ 1,212         2.01%      2.17%        1.89%       0.13 %        8.00%
Foreign Value
Ordinary Shares
Year Ended March
31, 2000           $13,595         1.90%      2.06%        1.90%       0.40 %       30.00%
May 15, 1998* to
March 31, 1999     $ 7,478         1.99%      2.13%        1.90%       0.19 %       22.00%
Institutional
Shares
Year Ended March
31, 2000           $ 1,204         1.61%      1.77%        1.61%       1.67 %       30.00%
December 18,
1998* to March
31, 1999           $   401         1.72%      1.86%        1.70%       0.75 %       22.00%

 * Commencement of Operations
(a) Per share numbers have been calculated using the average shares method.
(b) Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.
(c) Net investment income (loss) per share and the ratio of net investment in-come (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.
(d) Total Return does not include the one time redemption fee of 1% for the Ordinary Shares. Effective August 1, 1996 Mid Cap Ordinary Shares are no longer subject to the redemption fee of 1%. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the Financial Statements.
(e) Periods less than one year are annualized.
(f) Ratio of expenses to average net assets shows:
  Excluding Credits (total expenses less fees waivers and reimbursements by the investment advisor, if any).
  Gross (total expenses not taking into account fee waivers and reimbursements by the investment advisor or custody earnings credits, if any).
  Including Credits (expenses less fee waivers and reimbursements by the in-
   vestment advisor and reduced by custody earnings credits, if any).
(g) Net investment income per share and the net investment income ratio would have been lower without a certain investment strategy followed by the subadvisor during the fiscal year ended March 31, 1997.
(h) Distributions from realized capital gains include distributions in excess of realized capital gains of $0.03 per share.
(i) Distributions from net investment income includes distributions in excess of current net income of $0.34, $0.01 and $0.06 per share for Ordinary Shares, and $0.41, $0.01 and $0.11 per share for Institutional Shares dur-ing the fiscal years ended March 31, 2000, 1999 and 1998, respectively.
(j) Distributions from realized capital gains include distributions in excess of realized capital gains of $0.05 per share.
(k) Distributions from net investment income includes distributions in excess of current net investment income of $0.02 per share for Ordinary Shares and $0.05 per share for Institutional Shares.
(l) Distributions from net investment income includes a return of capital of $0.02 per share for Ordinary Shares and $0.03 per share for Institutional Shares.
(m) Distribution from net investment income includes distributions in excess of current net investment income of $0.02 and $0.01 for Ordinary Shares, and $0.02 and $(-) for Institutional Shares for the years ended March 31, 2000 and 1999, respectively.

 The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

                                                                [LOGO OF QUANT]
NOTES TO FINANCIAL STATEMENTS
1. Organization of the Trust.

The Quantitative Group of Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. Effec-tive November 30, 1999, the Trust began doing business as "Quant Funds." The Trust currently has six series (individually a "Fund" and collectively the "Funds") each with a distinct investment objective: Quant Small Cap, Quant Mid Cap, Quant Growth and Income, Quant International Equity, Quant Emerging Mar-kets, and Quant Foreign Value.

The Quant Small Cap Fund ("Small Cap") seeks maximum long-term capital appre-ciation by investing primarily in common stocks of companies with smaller mar-ket capitalizations or larger companies with higher than average expected earnings growth rates.

The Quant Mid Cap Fund ("Mid Cap") seeks long-term growth of capital by in-vesting primarily in common stock of companies with medium market capitaliza-tions.

The Quant Growth and Income Fund ("Growth and Income") seeks long-term growth of capital and income by investing primarily in common stocks of larger compa-nies having substantial equity capital that are currently paying dividends.

The Quant International Equity Fund ("International Equity") seeks long-term capital growth and income by investing primarily in foreign securities. Gener-ally, the Fund invests in Western Europe, Australia, and the larger capital markets in the Far East.

The Quant Emerging Markets Fund ("Emerging Markets") seeks long-term growth of capital by investing in securities of foreign issuers located in emerging mar-kets.

The Quant Foreign Value Fund ("Foreign Value") seeks long-term capital growth and income by investing in a diversified portfolio consisting primarily of foreign securities. Generally, the Fund invests in Western Europe, Australia, and the larger capital markets in the Far East. The Fund may also invest in emerging markets.

2. Significant Accounting Policies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment compa-nies, which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual re-sults could differ from these estimates.

Security Valuation.

Portfolio securities are valued each business day at the last reported sale price up to 4:00 p.m. on the principal exchange or market on which they are traded. If there is no such reported sale, the securities are valued at the last reported price. Short-term investments that mature in 60 days or less are valued at amortized cost. Securities quoted in foreign currencies are trans-lated into U.S. dollars based upon the prevailing exchange rate on each busi-ness day. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith using proce-dures approved by the Funds' Trustees (the "Trustees").

Security Transactions and Related Investment Income.

Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is re-corded on the accrual basis. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Each Fund's investment income and realized and unrealized gains and losses are al-located among classes based upon the daily relative net assets.

Repurchase Agreements.

The Funds' custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-mar-ket daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds. The Funds may experience costs and delays in liquidating the collateral if the issuer defaults or enters into bankruptcy.

Options.

Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminat-ed. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Purchased options and the liability related to premiums received on written options are valued based upon their quoted daily settlement price.
-------------------------------------------------------------------------------

[LOGO OF QUANT]
NOTES TO FINANCIAL STATEMENTS--Continued

Foreign Currency Transactions.

All monetary items denominated in foreign currencies are translated into U.S. dollars based on the prevailing exchange rate at the close of each business day. Income and expenses denominated in foreign currencies are translated at the prevailing rates of exchange when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions repre-sent net gains and losses from currency gains and losses realized between the trade and settlement dates on investment transactions, and the difference be-tween the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are in-cluded with the net realized and unrealized gain or loss on investments.


Restricted Securities.

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities may be resold in transac-tions exempt from registration or to the public if the securities are regis-tered. One type of exempt transaction is a sale to certain qualified institu-tional buyers under Rule 144A of the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, $1,532,332, or 10% of net assets of Emerging Markets, was invested in re-stricted securities and $0 for each of Small Cap, Mid Cap, Growth and Income, International Equity and Foreign Value.

Expenses.

The majority of the expenses of the Funds are attributed to the individual Funds for which they are incurred. Expenses that are not attributed to a spe-cific Fund are allocated in proportion to the respective net assets of the Funds. Expenses allocable to a Fund are borne pro rata by the holders of both classes of shares of such Fund, except that 12b-1 Plan expenses will not be borne by the holders of Institutional Shares and each class has its own trans-fer agency fee.

3. Management Fee, Advisory Contracts and Other Affiliate Transactions.

The Funds have entered into a management agreement with Quantitative Advisors, Inc. (the "Manager"). Compensation of the Manager, for management and adminis-tration of the Funds, including selection and monitoring of the portfolio ad-visors, is paid monthly based on the average daily net asset value of each Fund for the month. The annual rate of such fees is 1.00% of the average daily net asset value of Small Cap, Mid Cap, International Equity and Foreign Value; 0.75% of the average daily net asset value of the Growth and Income Fund; and 0.80% of the average daily net asset value of Emerging Markets.

Under the management agreement, the Manager has agreed to reduce its compensa-tion, and if necessary, assume expenses, with respect to Small Cap, Growth and Income, and International Equity to the extent that the total expenses of any of these Funds individually exceed 2% of average net asset value for any fis-cal year. The distribution agreement calls for the Distributor to reduce its fee similarly after the Manager's fee has been eliminated. The Manager has also voluntarily agreed to waive fees or assume certain operating expenses of Emerging Markets in order to reduce the total expenses of this Fund to no more than 2.25% of its average net assets. Fund expenses subject to this limitation are exclusive of brokerage, interest, taxes and extraordinary expenses, which include incremental custody costs associated with international securities. Expenses are calculated gross of custody credits, if applicable.

For the year ended March 31, 2000, the fees waived or expenses reimbursed by the Manager amounted to $26,300 for International Equity. The aggregate man-agement fees, net of fees waived or reimbursed by the Manager amounted to $1,785,962.

The Manager has entered into advisory contracts with the following advisors (collectively the "Advisors") to provide investment advisory services to the following Funds: Columbia Partners, L.L.C., Investment Management (Small Cap, Mid Cap), State Street Bank and Trust Company (Growth and Income), Indepen-dence International Associates, Inc. (International Equity, Emerging Markets), and Polaris Capital Management, Inc. (Foreign Value).

For services rendered, the Manager pays to the Advisor of a Fund a fee gener-ally based on a percentage of the average daily net asset value of the Fund. The fee for each Fund is determined separately. The fees paid by the Manager to the Advisors of the Funds are as follows: Small Cap and International Equi-ty--0.50% of average daily total net assets; Mid Cap and Emerging Markets-- 0.40% of average daily total net assets; Growth and Income--0.375% of the first $20 million and 0.30% of amounts in excess of $20 million of average daily total net assets, with an annual minimum of $25,000; and Foreign Value for the period April 1, 1999 to October 5, 1999, 0.35% of first $30 million and 0.50% of amounts over $30 million and for the period October 5, 1999 to March 31,
-------------------------------------------------------------------------------

                                                                [LOGO OF QUANT]
NOTES TO FINANCIAL STATEMENTS--Continued
2000, 0.35% of the first $35 million, 0.40% of amounts over $35 million and up to $200 million and 0.50% for assets in excess of $200 million of average daily total net assets.

The Funds have entered into a distribution agreement with U.S. Boston Capital Corporation (the "Distributor"). For its services under the distribution agreement, the Distributor receives a monthly fee at the annual rate of (i) 0.50% of the average net asset value of Ordinary Shareholder accounts of Small Cap, Growth and Income, International Equity and Emerging Markets and (ii) 0.25% of the average net asset value of Ordinary Shareholder accounts of Mid Cap and Foreign Value open during the period the plan is in effect. Prior to August 1, 1996, the annual rate for Mid Cap accounts was 0.50%. Holders of In-stitutional Shares bear no portion of the 12b-1 Plan expenses of the Funds and are not entitled to vote on matters involving the 12b-1 Plan. For the year ended March 31, 2000, the Distributor voluntarily agreed to waive its fees with respect to Mid Cap, which amounted to $35,913. During the year ended March 31, 2000, the aggregate fees paid by the Funds pursuant to such distri-bution plan, net of fees waived by the Distributor, amounted to $858,136.

A deferred sales charge amounting to 1% of the net asset value of Ordinary Shares redeemed of Small Cap, Growth and Income, International Equity, Emerg-ing Markets and Foreign Value is withheld from the redemption proceeds and paid to the Distributor. The deferred sales charge is also imposed on redemp-tions of Ordinary Shares of Mid Cap purchased prior to August 1, 1996. The de-ferred sales charge is not imposed on redemptions of Institutional Shares and certain other transactions. The Funds have been advised that during the year ended March 31, 2000, such fees earned by the Distributor were $144,776.

Transfer agent functions are provided to the Funds by Quantitative Institu-tional Services, a division of the Manager (the "Transfer Agent") pursuant to a transfer agent agreement. The transfer agent agreement provides for base fees that are payable to the Transfer Agent at an annual rate of 0.13% of the aggregate average daily net asset value of each class of shares of each Fund and for reimbursement of out of pocket expenses. During the year ended March 31, 2000, the aggregate fees, net of fees waived by the Transfer Agent, paid by the Funds pursuant to such agreement amounted to $278,140. The Transfer Agent voluntarily agreed to waive its fees through December 31, 1999 with re-spect to Foreign Value which amounted to $12,191.

Quantitative Institutional Services also provides the Fund with other services consisting of in-house legal services, preparation and review of semi-annual and annual reports and development of internet based shareholder services sys-tems. These services are provided as additional services agreed to by the Trustees under the provisions of the Transfer Agent and Services Agreement. During the year ended March 31, 2000, the aggregate fees paid by the Funds pursuant to such agreement amounted to $169,557.

Custody and fund accounting services are provided by State Street Kansas City. Custody credits generated by interest earned on uninvested cash balances main-tained by the Funds are used to offset custodial expenses of the Funds. For the year ended March 31 2000, State Street voluntarily agreed to waive its minimum fees in part with respect to Foreign Value, which amounted to $7,500.

Each Trustee receives an annual Trustee's fee of $4,000 allocated to each Fund in proportion to the respective net assets of the Funds.

4. Federal Income Taxes.

It is the policy of the Funds to distribute all of their taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no Fed-eral income tax provision is required.

For the year ended March 31, 2000, certain reclassification adjustments were made between undistributed net investment income/(loss), accumulated net real-ized gain/(loss), and shares of beneficial interest due to differences between book and tax accounting, primarily due to March 31 year-end net operating losses for Small Cap, Mid Cap and Growth and Income, passive foreign invest-ment company holdings for International Equity, Emerging Markets and Foreign Value, and currency translation for International Equity, Emerging Markets and Foreign Value.

At March 31, 2000 Emerging Markets had a capital loss carry-over amounting to $2,026,159 which will expire on March 31, 2007. Foreign Value had a capital loss carry-over amounting to $359,523 of which $281,817 will expire on March 31, 2007 and $77,706 will expire on March 31, 2008. Emerging Markets and For-eign Value also had a post October loss deferrals amounting to $157,851 and $159,750, respectively. To the extent that these losses are used to offset any future capital gains realized during the carryover period, no capital gains tax liabilities will be incurred by the Funds for gains realized and not dis-tributed.

5. Purchases and Sales.

During the year ended March 31, 2000, purchases of investment securities other than U.S. Government obligations and
-------------------------------------------------------------------------------

[LOGO OF QUANT]
NOTES TO FINANCIAL STATEMENTS--Continued short-term investments, for Small Cap, Mid Cap, Growth and Income, Interna-tional Equity, Emerging Markets and Foreign Value were $85,602,083, $22,205,420, $61,858,335, $16,432,927, $5,170,792 and $7,505,738, respective-
ly. Sales of such securities for the Funds were $93,568,882, $25,004,783, $73,241,234, $23,263,257, $3,926,970, and $3,280,634, respectively.

6. Securities Loans.

As of March 31, 2000, International Equity loaned common stocks having a value of $919,909 and received cash collateral of $955,918 for these loans.

Security lending income of $10,031 collected by State Steet was recorded in interest income on the Statement of Operations.

7. Line of Credit and Contingent Liability.

Small Cap, Mid Cap, International Equity, Emerging Markets and Foreign Value share in a $2,000,000 unsecured committed revolving line of credit with State Street Bank and Trust Company for temporary or emergency purposes. Pursuant to the line of credit agreement, the Funds may borrow up to 10%, 10%, 10%, 5% and 10%, respectively, of each Funds' net asset value up to certain limits set forth in the allocation procedures approved by the Trustees. Such borrowings are due not more than 60 days from the date of borrowing, with interest, as determined by the line of credit agreement. At March 31, 2000 there were no outstanding balances under the line of credit.

The Trust insures itself and all Funds under a policy with ICI Mutual Insur-ance Company. The annual premium is allocated among the Funds and Quantitative Institutional Services. Additionally, the Funds have committed up to 300% of the annual premium, one third of which was provided in cash, with each Fund's pro rata portion recorded as an asset. The remainder is secured with an irrev-ocable letter of credit.

8. Shares of Beneficial Interest.

The following schedule shows the number of shareholders each owning 5% or more of a class of shares of a Fund and the total percentage of the class held by such shareholders.

                                5% or Greater
                                 Shareholders
                            ----------------------
Fund                        Number % of Class Held
Small Cap Inst.                7         70%
Mid Cap Ord.                   2         13%
Mid Cap Inst.                  6         79%
Growth and Income Inst.        3         63%
International Equity Inst.     3         95%
Emerging Markets Inst.         4         95%
Foreign Value Inst.            4         99%

9. Concentration of Risk.

The relatively large investments of Emerging Markets in Latin American and Southeast Asian countries with limited or developing capital markets may in-volve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

-------------------------------------------------------------------------------

10. Transactions in Shares of Beneficial Interest.

Transactions in shares of beneficial interest were as follows:

                                    Year Ended             Year Ended
                                  March 31, 2000         March 31, 1999
                               ---------------------  ----------------------
                                Shares     Dollars     Shares     Dollars
Small Cap
Ordinary Shares:
Shares sold                     198,309  $ 3,707,730   321,309  $  4,921,114
Shares issued in reinvestment
 of distributions                   --           --        --            --
Shares redeemed                (464,611)  (8,596,371) (819,305)  (12,593,183)
                               --------  -----------  --------  ------------
Net change                     (266,302)  (4,888,641) (497,996)   (7,672,069)
                               ========  -----------  ========  ------------
Institutional Shares:
Shares sold                      51,217    1,056,317   165,132     2,572,359
Shares issued in reinvestment
 of distributions                   --           --        --            --
Shares redeemed                (108,815)  (1,885,316) (198,357)   (3,132,927)
                               --------  -----------  --------  ------------
Net change                      (57,598)    (828,999)  (33,225)     (560,568)
                               ========  -----------  ========  ------------
Total net change for fund                $(5,717,640)           $ (8,232,637)
                                         ===========            ============

Mid Cap
Ordinary Shares:
Shares sold                     118,230  $ 2,511,461   130,228  $  2,026,572
Shares issued in reinvestment
 of distributions                56,085    1,013,460    23,434       339,321
Shares redeemed                (183,316)  (3,427,844) (302,112)   (4,291,004)
                               --------  -----------  --------  ------------
Net change                       (9,001)      97,077  (148,450)   (1,925,111)
                               ========  -----------  ========  ------------
Institutional Shares:
Shares sold                      16,584      363,736    24,035       385,114
Shares issued in reinvestment
 of distributions                 2,533       46,385     1,327        19,447
Shares redeemed                 (15,600)    (326,063)  (40,432)     (637,880)
                               --------  -----------  --------  ------------
Net change                        3,517       84,058   (15,070)     (233,319)
                               ========  -----------  ========  ------------
Total net change for fund                $   181,135            $ (2,158,430)
                                         ===========            ============

Growth and Income
Ordinary Shares:
Shares sold                     167,523  $ 3,868,631   360,216  $  7,546,886
Shares issued in reinvestment
 of distributions               640,292   14,009,592   298,358     6,059,646
Shares redeemed                (414,615)  (9,357,746) (508,956)  (10,464,456)
                               --------  -----------  --------  ------------
Net change                      393,200    8,520,477   149,618     3,142,076
                               ========  -----------  ========  ------------
Institutional Shares:
Shares sold                      22,748      542,541    59,785     1,255,152
Shares issued in reinvestment
 of distributions                29,337      649,232    13,464       274,384
Shares redeemed                (177,920)  (4,075,586)  (36,264)     (743,619)
                               --------  -----------  --------  ------------
Net change                     (125,835)  (2,883,813)   36,985       785,917
                               ========  -----------  ========  ------------
Total net change for fund                $ 5,636,664            $  3,927,993
                                         ===========            ============

--------------------------------------------------------------------------------

                                    Year Ended             Year Ended
                                  March 31, 2000         March 31, 1999
                               ---------------------  ----------------------
                                Shares     Dollars     Shares     Dollars
International Equity
Ordinary Shares:
Shares sold                      82,908  $   971,911   201,594  $  2,372,212
Shares issued in reinvestment
 of distributions                98,828    1,172,103     4,912        54,669
Shares redeemed                (488,421)  (5,787,344) (964,017)  (11,074,145)
                               --------  -----------  --------  ------------
Net change                     (306,685)  (3,643,330) (757,511)   (8,647,264)
                               ========  -----------  ========  ------------
Institutional Shares:
Shares sold                      69,058      808,819    21,428       259,064
Shares issued in reinvestment
 of distributions                 8,932      105,933       587         6,538
Shares redeemed                (230,052)  (2,689,492)     (218)       (2,647)
                               --------  -----------  --------  ------------
Net change                     (152,062)  (1,774,740)   21,797       262,955
                               ========  -----------  ========  ------------
Total net change for fund                $(5,418,070)           $ (8,384,309)
                                         ===========            ============

Emerging Markets
Ordinary Shares:
Shares sold                     214,337  $ 1,805,946   237,299  $  1,587,802
Shares issued in reinvestment
 of distributions                 2,277       19,809    14,903        87,929
Shares redeemed                (138,122)  (1,303,824) (171,261)   (1,078,284)
                               --------  -----------  --------  ------------
Net change                       78,492      521,931    80,941       597,447
                               ========  -----------  ========  ------------
Institutional Shares:
Shares sold                     111,346    1,074,829    88,509       526,429
Shares issued in reinvestment
 of distributions                   169        1,478       404         2,398
Shares redeemed                 (34,440)    (300,540)       (2)          (15)
                               --------  -----------  --------  ------------
Net change                       77,075      775,767    88,911       528,812
                               ========  -----------  ========  ------------
Total net change for fund                $ 1,297,698            $  1,126,259
                                         ===========            ============

Foreign Value
Ordinary Shares:
Shares sold                     711,647  $ 6,619,414   964,692  $  8,959,698
Shares issued in reinvestment
 of distributions                53,026      473,523     2,345        19,694
Shares redeemed                (157,119)  (1,438,775)  (72,777)     (646,297)
                               --------  -----------  --------  ------------
Net change                      607,554    5,654,162  *894,260     8,333,095
                               ========  -----------  ========  ------------
Institutional Shares:
Shares sold                     124,779    1,138,343    47,949       403,246
Shares issued in reinvestment
 of distributions                   342        3,051       --            --
Shares redeemed                 (40,152)    (377,415)      --            --
                               --------  -----------  --------  ------------
Net change                       84,969      763,979   *47,949       403,246
                               ========  -----------  ========  ------------
Total net change for fund                $ 6,418,141            $  8,736,341
                                         ===========            ============

* From the commencement of operations on May 15, 1998.
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of the Quantitative Group of Funds

In our opinion, the accompanying statement of assets and liabilities, includ-ing the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constitut-ing the Quantitative Group of Funds (hereafter referred to as the "Funds") at March 31, 2000, the results of each of their operations for the year then end-ed, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles gener-ally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsi-bility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally ac-cepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evi-dence supporting the amounts and disclosures in the financial statements, as-sessing the accounting principles used and significant estimates made by man-agement, and evaluating the overall financial statement presentation. We be-lieve that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Kansas City, MO
May 8, 2000
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                                                                             36